    As filed with the Securities and Exchange Commission on December 17, 1996

                                File No. 2-84920

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         POST-EFFECTIVE AMENDMENT NO. 29

                         (Check Appropriate Box or Boxes)                    /X/

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                 AMENDMENT NO. 30                            /X/

                                SBSF FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)
                              45 Rockefeller Plaza
                            New York, New York 10111
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 903-1255

                                 Leigh A. Wilson
                               c/o Karen F. Haber
                       KeyCorp Mutual Fund Advisers, Inc.
                          127 Public Square, 16th Floor
                               Cleveland, OH 44114
                     (Name and Address of Agent for Service)

                                   COPIES TO:
Scott A. Englehart                                    Robert M. Kurucza, Esq.
BISYS Fund Services                                   Marco E. Adelfio, Esq.
3435 Stelzer Road                                     Morrison & Foerster LLP
Suite 1000                                            2000 Pennsylvania Ave., NW
Columbus, OH  43219                                   Washington, DC 20006

It is proposed that this filing will become effective (check appropriate box)

/X/   immediately upon filing pursuant to Rule 485(b),               /  / on (date) pursuant to Rule
      or,                                                                 485(b), or
/  /  60 days after filing pursuant to Rule 485(a)(1),               /  / on (date) pursuant to Rule
      or                                                                  485(a)(1), or
/  /  75 days after filing pursuant to Rule 485(a)(2),               /  / on (date) pursuant to paragraph
      or                                                                  (a)(2) of Rule 485


If appropriate, check the following box:

     / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

No filing fee is required under the Securities Act of 1933 because an indefinite number of shares of the Registrant's Common Stock, par value $.01 per share, has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant will file the notice required by Rule 24f-2 on or before January 29, 1997 for its fiscal year ended November 30, 1996.

                                EXPLANATORY NOTE

This Post-Effective Amendment No. 29 to the Registration Statement (the "Amendment") of SBSF Funds, Inc. (d/b/a Key Mutual Funds) (the "Company") is being filed solely for the purpose of complying with an undertaking to a file a post-effective amendment containing unaudited (four to six month) financial statements for the Key Stock Index Fund. This Amendment does not affect the Registration Statement for the Company's Key Money Market Mutual Fund, SBSF Fund, SBSF Convertible Securities Fund, and SBSF Capital Growth Fund, or the Registration Statement for the Company's KeyChoice Growth Fund, KeyChoice Moderate Growth Fund, or KeyChoice Income and Growth Fund.

                              CROSS REFERENCE SHEET
                            (AS REQUIRED BY RULE 495)


N-1A ITEM NO.                                                                 LOCATION
-------------                                                                 --------
PART A                                                                        PART A

Item 1.       Cover Page                                                      Cover Page
Item 2.       Synopsis                                                        Fund Expenses
Item 3.       Condensed Financial Information                                 Not Applicable
Item 4.       General Description of Registrant                               Description of Common Stock;
                                                                              Investment Objectives and
                                                                              Policies;  Descriptions of
                                                                              Proprietary Portfolios;
Item 5.       Management of the Fund                                          Management of the Funds; Expenses,
                                                                              Distribution Plan and Shareholder
                                                                              Servicing Plan
Item 5A.      Management's Discussion of Fund
              Performance                                                     Not Applicable
Item 6.       Capital Stock and Other Securities                              Description of Common Stock;
                                                                              Shareholder Reports; Dividends,
                                                                              Distributions and Federal Income
                                                                              Taxes
Item 7.       Purchase of Securities Being
              Offered                                                         Expenses, Distribution Plan and
                                                                              Shareholder Servicing Plan;
                                                                              Determination of Net Asset Value;
                                                                              Purchasing Shares; Investing for
                                                                              Retirement; The Systematic
                                                                              Investment Plan; The Systematic
                                                                              Withdrawal Plan; Exchange
                                                                              Privilege; Performance
Item 8.       Redemption or Repurchase                                        Redeeming Shares
Item 9.       Pending Legal Proceedings                                       Not Applicable

PART B

Item 10.      Cover Page                                                      Cover Page
Item 11.      Table of Contents                                               Table of Contents
Item 12.      General Information and History                                 Other Information

Item 13.      Investment Objectives and Policies                              Investment Objectives and Policies;
                                                                              Investment Restrictions of the
                                                                              Funds; Portfolio Turnover; Appendix
Item 14.      Management of the Fund                                          Management of the Funds
Item 15.      Control Persons and Principal
              Holders of Securities                                           Security Holders
Item 16.      Investment Advisory and Other
              Services                                                        The Investment Adviser of the
                                                                              Funds; Expenses, Distributor and
                                                                              Distribution Plan; Shareholder
                                                                              Servicing Plan; Custodian, Transfer
                                                                              Agent, Shareholder Servicing Agent
                                                                              and Dividend Disbursing Agent;
                                                                              Independent Accountants and
                                                                              Reports; Counsel
Item 17.      Brokerage Allocation and
              Other Practices                                                 Portfolio Transactions
                                                                              and Brokerage
Item 18.      Capital Stock and Other Securities                              Other Information
Item 19.      Purchase, Redemption and Pricing
              of Securities Being Offered                                     Purchase, Redemption
                                                                              and Pricing
Item 20.      Tax Status                                                      Federal Income Taxes
Item 21.      Underwriters                                                    Expenses, Distributor and
                                                                              Distribution Plan
Item 22.      Calculation of Performance Data                                 Performance Information
Item 23.      Financial Statements                                            Independent Accountants and Reports



PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered in Part C to this Registration Statement.

                               KEY MUTUAL FUNDS
                              KEY STOCK INDEX FUND
                       Supplement Dated December 17, 1996
                     to the Prospectus Dated June 12, 1996



The Prospectus for the Key Stock Index Fund is supplemented as follows:

1. By deleting the table on page 1 of the Prospectus entitled "Fund Expenses," and inserting the following table in its place:


                                 FUND EXPENSES

Expenses are one of several factors to consider when investing in the Funds. The following table summarizes shareholder transaction expenses and estimated Fund operating expenses for the Funds.

                                                                                        Key
                                                              Key Stock            International
                                                                Index                  Index
                                                                Fund                   Fund
                                                                ----                   ----

Shareholder Transaction Expenses(1):
 Maximum Sales Load Imposed on Purchases...................     None                   None
 Maximum Sales Load Imposed on Reinvested Dividends........     None                   None
 Deferred Sales Load.......................................     None                   None
 Redemption Fees...........................................     None                   None
 Exchange Fees.............................................     None                   None

Annual Fund Operating Expenses After Expense Waivers
and Reimbursements: (as a percentage of average net assets)
 Management Fees(2)........................................     0.00%                  0.50%
 Other Expenses(3).........................................     0.00%                  0.84%
                                                                ----                   ----
Total Fund Operating Expenses(4)...........................     0.00%                  1.34%

     (1) Investors may be charged a fee if orders are placed through a broker or agent, including affiliated banks and non-bank affiliates of KMFA and KeyCorp (see "Purchasing Shares").

     (2) The Management Fee payable by the Stock Index Fund has been reduced to reflect a voluntary waiver by the Adviser. Absent such voluntary waiver, "Management Fees" as a percentage of average daily net assets would be .10%.

     (3) "Other Expenses" include estimates of such expenses as administration fees, custodial and transfer agent fees, audit, legal and other business expenses for the current fiscal year. In addition, with respect to the Stock Index Fund, "Other Expenses" reflect certain voluntary fee waivers and expense reimbursements, "Other Expenses" are estimated to be 3.11% for the Stock Index Fund. With respect to the International

Index Fund, "Other Expenses" also include the shareholder servicing fees the International Index Fund expects to pay (see "Expenses, Distribution Plan, and Shareholder Servicing Plan").

     (4) Absent fee waivers and/or expense reimbursements described in Notes (2) and (3) above, "Total Fund Operating Expenses," are estimated to be 3.21% for the Stock Index Fund. There can be no assurance that the foregoing voluntary fee waivers and/or expenses reimbursements will continue.

The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Funds will bear directly ("Shareholder Transaction Expenses") or indirectly ("Annual Fund Operating Expenses"). For a more complete description of the Funds' operating expenses, see "Expenses, Distribution Plan and Shareholder Servicing Plan." From time to time, fees may be waived or expenses reimbursed by one or more Funds.

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to each of the Funds.

                                                                       Key
                                                Key Stock         International
                                                  Index               Index
                                                  Fund                Fund
                                                  ----                ----
EXAMPLE:
You would pay the following expenses on a
$1,000 investment, assuming (1) 5% annual
return and (2) full redemption at the end
of each time period:
   1 Year.....................................     $ 0                $ 14
   3 Year.....................................       0                  43

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. MOREOVER, WHILE THE TABLE ASSUMES A 5% ANNUAL RETURN, A FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%. YOU WOULD PAY THE SAME AMOUNT OF EXPENSES ON THE SAME INVESTMENT ASSUMING NO REDEMPTION AT THE END OF EACH TIME PERIOD.


2. By inserting the following table in the Prospectus on page 3 immediately before the section entitled "Investment Objectives and Policies";

     FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period.) The table below sets forth certain financial information with respect to the financial highlights for the Key Stock Index Fund for the period indicated. The information has not been audited but is presented as the most current financial data available. The unaudited financial statements of the Key Stock Index Fund for the period are incorporated by reference into the Statement of Additional Information. Financial Information for Key International Index Fund has not been presented because, as of the date of this supplement, the Fund had not commenced operations.

                              KEY STOCK INDEX FUND
                              FINANCIAL HIGHLIGHTS
                     For the period ended October 31, 1996*
                                  (Unaudited)

Per Share Operating Performance
Income from Investment Operations
Net asset value,
     beginning of period...................................   $ 10.00
     Net investment income.................................      0.08
     Net realized and unrealized gain (loss)...............      0.42
                                                               ------
Total from investment operations...........................      0.50

Less: Dividends (from net investment income)...............     (0.06)
                                                              -------

Net asset value, end of period.............................   $ 10.44
                                                              -------

Total Investment Return....................................      5.05% (a)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)...................   $10,427
Ratio of expenses to average net assets....................      0.00% (b)
Ratio of net investment income to average net assets.......      3.21% (b)
Ratio of expenses to average net assets**..................      3.11% (b)
Ratio of net investment income to average net assets**.....      0.10% (b)
Portfolio Turnover Rate....................................         1%
Average Commission Rate Paid...............................   $   .02

* For the period from July 1, 1996 (commencement of operations) through October 31, 1996.

** During the period, certain fees were voluntarily waived and certain expenses were reimbursed. If such voluntary fee waivers and expense reimbursements had not occurred, the ratios would have been as indicated.
(a)  Not annualized
(b)  Annualized (See notes to Financial Statements)

3. By inserting under "Description of Common Stock" in the Prospectus the following sentence:

As of November 30, 1996, KeyCorp 401(k) Plan owned a controlling interest (as that term is used under the 1940 Act) in the Key Stock Index Found.

Please keep this Supplement with your Prospectus. Investors wishing to obtain more information, please call the Transfer Agent without charge at 800-KEY-FUND in the Prospectus.

                                KEY MUTUAL FUNDS
[KEYFUNDS LOGO]
                                  800-539-3863

PROSPECTUS

Key Mutual Funds, formerly known as SBSF Funds, Inc., (the "Company") is a professionally managed, no-load, open end, series investment company currently consisting of six different portfolios, two of which (the "Funds") are described in this prospectus. Each Fund is a separately managed diversified portfolio with its own investment objective and policies. The Funds have no sales loads, redemption fees or exchange fees.

KeyCorp Mutual Fund Advisers, Inc. (the "Adviser" or "KMFA"), an indirect wholly owned subsidiary of KeyCorp, serves as investment adviser to each of the Funds. KMFA and its affiliates manage approximately $48 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds. The Funds were created to provide informed investors with experienced, professional investment management and personal service.

KEY STOCK INDEX FUND

  The investment objective of the Key Stock Index Fund ("Stock Index Fund") is to seek to provide long-term capital appreciation by attempting to match the investment performance of the Standard & Poor's 500 Composite Stock Index (the "S&P 500 Index"). Under normal market conditions, the Stock Index Fund will attempt to duplicate the capital performance and dividend income of the S&P 500 Index by investing primarily in the stocks which comprise the S&P 500 Index and secondarily in stock index futures, while minimizing transaction costs.

KEY INTERNATIONAL INDEX FUND

  The investment objective of the Key International Index Fund (the "International Index Fund") is to seek to match as closely as possible the investment performance of the Morgan Stanley Capital International Europe, Australia and Far East Index (the "EAFE Index"), before fees and expenses of the International Index Fund. The International Index Fund attempts to achieve its objective by investing in a statistically selected sample of the equity securities included in the EAFE Index.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, KMFA, ANY KEYCORP BANK, ANY OF THEIR AFFILIATES, OR ANY OTHER BANK. THE SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN MUTUAL FUND SHARES IS SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. Additional information about the Funds has been filed with the Securities and Exchange Commission (the "Commission") in a Statement of Additional Information dated June 12, 1996, as supplemented from time to time, which is incorporated herein by reference and is available without charge upon request by writing to Key Mutual Funds at P.O. Box 8527, Boston, MA 02266 or calling the Funds at 800-539-FUND or 800-539-3863.

Investors are advised to read and retain this Prospectus for future reference.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
 AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
  ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
   IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
                  The date of this Prospectus is June 12, 1996

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Fund Expenses....................................    1
Investment Objectives and Policies...............    2
Management of the Funds..........................   10
Expenses, Distribution Plan and
  Shareholder Servicing Plan.....................   12
Determination of Net Asset Value.................   12
Purchasing Shares................................   13
The Systematic Investment Plan...................   15
The Systematic Withdrawal Plan...................   15
Redeeming Shares.................................   16
Exchange Privilege...............................   17
Investing For Retirement.........................   18
Dividends
  and Distributions..............................   18
Federal Income Taxes.............................   19
Performance......................................   20
Description of Common Stock......................   20
Custodian, Transfer Agent, Shareholder Servicing
  Agent and Dividend Disbursing Agent............   21
Shareholder Reports..............................   21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 FUND EXPENSES
--------------------------------------------------------------------------------

EXPENSES ARE ONE OF SEVERAL FACTORS TO CONSIDER WHEN INVESTING IN THE FUNDS. THE FOLLOWING TABLE SUMMARIZES SHAREHOLDER TRANSACTION EXPENSES AND ESTIMATED FUND OPERATING EXPENSES FOR THE FUNDS.

                                                                                                         KEY
                                                                                 KEY STOCK          INTERNATIONAL
                                                                                   INDEX                INDEX
                                                                                   FUND                 FUND
                                                                               -------------        -------------
Shareholder Transaction Expenses(1):
  Maximum sales load imposed on purchases.....................................     None                 None
  Maximum sales load imposed on reinvested dividends..........................     None                 None
  Deferred sales load.........................................................     None                 None
  Redemption Fees.............................................................     None                 None
  Exchange Fees...............................................................     None                 None
Annual Fund Operating Expenses After Expense Waivers and Reimbursements
  (as a percentage of average daily net assets):
  Management Fees(2)..........................................................     .08%                 .50%
  Other Expenses(3)...........................................................     .23%                 .84%
                                                                               -------------        -------------
  Total Fund Operating Expenses(2)(3)(4)......................................     .31%                 1.34%
                                                                                ===========          ===========

(1) Investors may be charged a fee if orders are placed through a broker or agent, including affiliated banks and non-bank affiliates of KMFA and KeyCorp. (See "Purchasing Shares".)

(2) The Management Fee payable by the Stock Index Fund has been reduced to reflect a voluntary partial fee waiver by the Adviser. Absent such voluntary fee waiver, "Management Fees" as a percentage of average daily net assets would be .10%.

(3) "Other Expenses" include estimates of such expenses as administration fees, custodial and transfer agent fees, audit, legal and other business expenses for the current fiscal year. In addition, with respect to the Stock Index Fund, "Other Expenses" reflect certain voluntary fee waivers and expense reimbursements. Absent voluntary fee waivers and expense reimbursements, "Other Expenses" are estimated to be .34% for the Stock Index Fund. With respect to the International Index Fund, "Other Expenses" also include the shareholder servicing fees the International Index Fund expects to pay (see "Expenses, Distribution Plan, and Shareholder Servicing Plan").

(4) Absent the fee waivers and/or expense reimbursements described in Notes (2) and (3) above, "Total Fund Operating Expenses" are estimated to be .44% for the Stock Index Fund. There can be no assurance that the foregoing voluntary fee waivers and/or expense reimbursements will continue.

The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Funds will bear directly ("Shareholder Transaction Expenses") or indirectly ("Annual Fund Operating Expenses"). For a more complete description of the Funds' operating expenses, see "Expenses, Distribution Plan, and Shareholder Servicing Plan."
--------------------------------------------------------------------------------

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to each of the Funds.


                                                                                                        KEY
                                                                                KEY STOCK           INTERNATIONAL
                                                                                  INDEX                INDEX
                                                                                   FUND                 FUND
                                                                               ------------         ------------
EXAMPLE:
You would pay the following expenses on a $1,000 investment, assuming (1) a
  5% annual return and (2) full redemption at the end of each time period:
  1 Year...................................................................        $  3                 $ 14
  3 Years..................................................................          10                   43

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. MOREOVER, WHILE THE TABLE ASSUMES A 5% ANNUAL RETURN, A FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

  The investment objective and policies of each of the two Funds are set forth below.

KEY STOCK INDEX FUND

  The investment objective of the Stock Index Fund is to seek to provide long-term capital appreciation by attempting to match the investment performance of the Standard & Poor's 500 Composite Stock Index (the "S&P 500 Index" or the "Index")1.

  Under normal market conditions, the Stock Index Fund will attempt to duplicate the capital performance and dividend income of the S&P 500 Index by investing primarily in the stocks which comprise the S&P 500 Index and secondarily in stock index futures, while minimizing transaction costs. The S&P 500 Index is composed of 500 common stocks chosen on the basis of market value and industry diversification. While most issuers are among the 500 largest U.S. companies in terms of aggregate market value, some other stocks are included for purposes of diversification. The Stock Index Fund attempts to duplicate the investment results of the S&P 500 Index before fees and expenses, essentially by replicating the capitalization-weighted composition of the Index. No attempt is made to manage the Stock Index Fund in the traditional sense using economic, financial and market analysis. The Stock Index Fund may, from time to time, omit or limit holdings of certain stocks in the Index due to their illiquidity or other factors, such as bankruptcy or insolvency. The Stock Index Fund may compensate for these omissions or limitations by purchasing stocks not included in the Index that are similar to those omitted or limited if KMFA believes those purchases will reduce "tracking error" (the difference between the Stock Index Fund's investment results (before expenses) and that of the Index). To minimize tracking error, when the Stock Index Fund does not hold all stocks in the Index in proportion to their Index weighting, KMFA may use statistical analyses in selecting stocks. As described further in "Futures Contracts", stock index futures contracts may be used to minimize tracking error. In connection with engaging in futures transactions, the Stock Index Fund may hold cash, cash equivalents, and/or U.S. Government Securities. See "Futures Contracts" in this prospectus and in the Statement of Additional Information.

  It is a reasonable expectation that there will be a close correlation between the Stock Index Fund's performance and that of the S&P 500 Index in both rising and falling markets. In this connection, KMFA monitors the Stock Index Fund's performance correlation to the S&P 500 Index and adjusts the portfolio to the extent necessary to enable the Stock Index Fund to achieve a correlation to the S&P 500 Index of at least 0.95, on an annual basis, without taking into account Stock Index Fund operating expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Stock Index Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500 Index. The Stock Index Fund's ability to track the S&P 500 Index, however, may be affected by, among other things, transaction costs, changes in either the composition of the S&P 500 Index or number of shares outstanding for the components of the S&P 500 Index, and the timing and amount of shareholder purchases and redemptions. The Board of Directors of the Company (the "Board" or the "Directors") periodically reviews the Stock Index Fund's investment performance before fees and expenses as compared to the S&P 500 Index. The Board reviews discrepancies in performance for reasonableness, taking into account the size of the Stock Index Fund's portfolio and net cash flows, and any corrective actions deemed necessary will be taken to avert excessive discrepancies in the future. There can, however, be no assurance that the Stock Index Fund will achieve its investment objective.

  Because of the Stock Index Fund's objective, securities may be purchased, retained and sold by the Stock Index Fund when such transactions would not be consistent with traditional investment criteria. Adverse performance will ordinarily not result in the elimination of a stock from the Stock Index Fund's portfolio. The Stock Index Fund will remain fully invested in common stocks even when stock prices are generally falling. Accordingly, an investor is exposed to a greater risk of loss from fluctuations in the value of the overall securities market than would be the case if the Stock Index Fund reduced its exposure to such market conditions. In addition, the share price of the Stock Index Fund is expected to fluctuate, and investors should be able to sustain sudden and sometimes substantial fluc-

---------------

1 "Standard & Poor's 500" is a registered service mark of Standard & Poor's
  Corporation, which does not sponsor and is in no way affiliated with the Stock Index Fund.

--------------------------------------------------------------------------------

tuations in the value of their investment. Brokerage costs, fees, operating expenses and tracking error will cause the Stock Index Fund's total return to be lower than that of the S&P 500 Index.

  The Stock Index Fund may utilize stock index options and stock index futures contracts and options on stock index futures contracts to a limited extent. Options, futures contracts, and options on futures contracts may be used for several reasons: to maintain cash reserves while effectively remaining fully invested, to facilitate trading, or to reduce transaction costs. The Stock Index Fund may enter into options and futures contracts only to the extent that total obligations under such contracts or transactions at the time of purchase represent not more than 33 1/3% of the Stock Index Fund's total assets.

  The Stock Index Fund will attempt to be fully invested at all times, and in any event, at least 80% of its total assets will be invested in stocks or derivative securities (options, futures or options on futures).

  The Stock Index Fund may also invest temporarily in certain short-term obligations. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. The Stock Index Fund may also borrow money for temporary or emergency purposes and purchase securities on a when-issued or delayed-delivery basis.

KEY INTERNATIONAL INDEX FUND

  The investment objective of the International Index Fund is to seek to match as closely as possible the investment performance of the Morgan Stanley Capital International ("Morgan Stanley") Europe, Australia and Far East Index (the "EAFE Index")2 before fees and expenses of the International Index Fund. The International Index Fund attempts to achieve this objective by investing in a statistically selected sample of the equity securities included in the EAFE Index.

  The EAFE Index is a capitalization-weighted index that includes approximately 1,100 equity securities of companies located outside the United States. The countries included in the EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, The Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The International Index Fund may not invest in certain stocks (numbering approximately 50) included in the EAFE Index because corporate charters have provisions prohibiting ownership by foreign investors.

  The International Index Fund is constructed to have aggregate investment characteristics similar to those of the EAFE Index. The International Index Fund invests in a statistically selected sample of the securities included in the EAFE Index, although not all companies within a country will be represented in the International Index Fund's portfolio of securities at the same time. The International Index Fund is expected to invest in approximately 350 stocks. KMFA, the Adviser, will manage the International Index Fund using advanced statistical techniques to determine which stocks are to be purchased or sold to replicate the EAFE Index to the extent feasible. Stocks are selected for inclusion in the International Index Fund based on country of origin, market capitalization, yield, volatility and industry sector. From time to time, adjustments may be made in the International Index Fund's portfolio because of changes in the composition of the EAFE Index, but such changes should be infrequent. No attempt is made to manage the portfolio in the traditional sense using economic, financial and market analysis.

  The International Index Fund believes the indexing approach described above is an effective method of duplicating the performance of the EAFE Index. It is a reasonable expectation that there will be a close correlation between the International Index Fund's performance and that of the EAFE Index in both rising and falling markets. In this connection, KMFA monitors the International Index Fund's performance correlation to the EAFE Index and adjusts the portfolio to the extent necessary to enable the International Index Fund to achieve a correlation to the EAFE Index of at least 0.95, on an annual basis, without taking into account International Index Fund operating expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the International Index Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the EAFE Index. The International Index Fund's ability to track the EAFE Index, however, may be affected by, among other things, transaction costs, changes in

---------------

2 Inclusion of a security in the EAFE Index in no way implies an opinion by Morgan Stanley as to its attractiveness as an investment. The International Index Fund is neither sponsored by nor affiliated with Morgan Stanley.

--------------------------------------------------------------------------------

either the composition of the EAFE Index or number of shares outstanding for the components of the EAFE Index, and the timing and amount of shareholder purchases and redemptions. The Board periodically reviews the International Index Fund's investment performance before fees and expenses as compared to the EAFE Index. The Board reviews discrepancies in performance for reasonableness, taking into account the size of the International Index Fund's portfolio and net cash flows, and any corrective actions deemed necessary will be taken to avert excessive discrepancies in the future. There can, however, be no assurance that the International Index Fund will achieve its investment objective.

  The International Index Fund may utilize stock index options and stock index futures contracts and options on stock index futures contracts to a limited extent. Options, futures contracts, and options on futures contracts may be used for several reasons: to maintain cash reserves while effectively remaining fully invested, to facilitate trading, or to reduce transaction costs. The International Index Fund may enter into options and futures contracts only to the extent that total obligations under such contracts or transactions at the time of purchase represent not more than 33 1/3% of the International Index Fund's total assets. The International Index Fund may enter into index and currency exchange rate swap agreements. The International Index Fund may engage in foreign currency exchange transactions by buying or selling foreign currencies, foreign currency options, or foreign currency futures and related options, and entering into foreign currency forward contracts for the purpose of more closely tracking the EAFE Index, enhancing portfolio returns or hedging against foreign exchange risk arising from the International Index Fund's investment or anticipated investment in securities denominated in foreign currencies. See "Permissible Investments and Associated Risks -- Forward Foreign Currency Contracts and Options on Foreign Currencies."

  The International Index Fund will attempt to be fully invested at all times, and in any event, at least 80% of its total assets will be invested in stocks or derivative securities (options, futures, options on futures, or swaps).

  The International Index Fund may also invest temporarily in certain short-term obligations described below. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. The International Index Fund also may borrow money for temporary or emergency purposes and purchase securities on a when-issued or delayed-delivery basis.

PERMISSIBLE INVESTMENTS AND ASSOCIATED RISKS.

  In addition to the investments previously described, under normal market conditions, the Stock Index Fund and the International Index Fund may each invest up to 20% of their respective total assets in preferred stocks, investment-grade corporate bonds and notes, warrants, and high quality short-term debt obligations (including variable amount master demand notes), bankers' acceptances, certificates of deposit, commercial paper, repurchase agreements, reverse repurchase agreements, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. To the extent that a significant portion of the assets of a Fund are invested in such securities, the Fund's tracking error relative to its benchmark index may increase.

  Changes in the value of portfolio securities will not affect cash income, if any, derived from these securities but will affect a Fund's net asset value. Because each Fund invests primarily in equity securities, which fluctuate in value, the Funds' shares will fluctuate in value.

  SHORT-TERM OBLIGATIONS. Under normal market conditions each of the Funds will be predominantly invested in equity securities; however, there may be times when, in the opinion of KMFA, market conditions warrant that, for temporary defensive purposes, a Fund may hold more than 20% of its total assets in short-term obligations. To the extent that a Fund's assets are so invested, they will not be invested so as to meet its investment objective. The instruments may include investment grade liquid debt securities such as commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements which mature in less than seven days and United States Treasury bills. Bankers' acceptances are instruments of United States banks which are drafts or bills of exchange "accepted" by a bank or trust company as an obligation to pay on maturity. Also see "Repurchase Agreements."

  INVESTMENT GRADE SECURITIES. Each Fund may invest in obligations which are rated at the time of purchase within the four highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") (investment grade) or, if unrated, which KMFA determines to be of comparable quality. Securities rated in the lowest investment grade category have

--------------------------------------------------------------------------------

speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the debt issuer to make principal and interest payments than is the case with higher grade debt securities. The applicable securities ratings are described in Appendix A to the Statement of Additional Information.

  FORWARD FOREIGN CURRENCY CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. The International Index Fund may engage in forward foreign currency exchange contracts ("forward contracts"). Forward contracts are intended to minimize the risk of loss to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A forward contract may be used, for example, when the International Index Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. The International Index Fund also may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. Foreign currency options may also be used to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which assets are or may be invested. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and the International Index Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to the International Index Fund's position, the entire amount of the premium plus related transaction costs may have to be forfeited. Options on foreign currencies to be written or purchased by the International Index Fund will be traded on U.S. and foreign exchanges or over-the-counter. Exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

  OPTIONS. The Stock Index Fund may engage in writing covered call options from time to time. A call option is a short-term contract which gives the purchaser the right to buy from the seller of the option the underlying security at a specified price during the term of the option. A call option on a stock index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The Stock Index Fund will write only covered call options. A "covered" call option means generally that so long as a Fund is obligated as the writer of a call option, the Fund will either own the underlying securities subject to the call, or hold a call at the same exercise price, for the same exercise period, and on the same securities as the call written. Options in which the Stock Index Fund may invest must be listed on a national securities exchange and issued by the Options Clearing Corporation.

  The International Index Fund may write covered call options and "covered" put options. A put option is a short-term contract which gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. A "covered" put option means generally that so long as the Fund is obligated as the writer of the put option, the Fund will maintain liquid assets with a value equal to the exercise price in a segregated account with its custodian, or hold a put on the same underlying security at an equal or greater exercise price. Options in which the International Index Fund may invest may be traded on exchanges and in the over-the-counter market.

  Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

  FUTURES CONTRACTS. Each Fund may enter into stock index futures contracts, and the International Index Fund may enter into futures contracts based on foreign currencies. In addition, each Fund may purchase or sell options on any futures contracts in which they may invest and may engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified

--------------------------------------------------------------------------------

securities index. The Stock Index Fund will use stock index futures contracts as a temporary substitute for taking positions in the securities that comprise the S&P 500 Index. The International Index Fund also may use stock index futures contracts and futures contracts based on foreign currencies as a temporary substitute for taking positions in the securities that comprise the EAFE Index. In addition, the International Index Fund may use futures contracts based on foreign currencies for the purpose of hedging against changes in currency exchange rates. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date.

  The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or purchase the underlying futures contract, upon the exercise of the option, at any time during the option period.

  Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a fund's total assets (other than in connection with bona fide hedging purposes), and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed 33 1/3% of the market value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each fund's qualification as a regulated investment company.

  Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against exchange rates and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

  SWAP AGREEMENTS. The International Index Fund may enter into index and currency exchange rate swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a particular foreign currency, or in a "basket" of securities representing a particular index.

  The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the International Index Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The International Index Fund's obligations under a swap agreement will be accrued daily (offset against amounts owed) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high grade debt obligations, to avoid any potential leveraging of the portfolio.

  Success in the use of swap agreements will depend on the Adviser's ability to correctly predict whether certain markets reflected in the EAFE Index are likely to produce greater returns than other markets. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, there is a risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser will cause the International Index Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the International Index Fund's repurchase agreement guidelines. Certain restrictions imposed by the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), may limit the International Index Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market and the laws relating to swaps, including potential government regulation, could adversely affect the International Index Fund's ability to terminate existing swap agreements or to realize amounts to be

--------------------------------------------------------------------------------

received under such agreements, or to enter into swap agreements or could have tax consequences. See the Statement of Additional Information for additional information regarding swap agreements.

  ZERO COUPON BONDS. The Stock Index Fund is permitted to purchase both zero coupon U.S. government securities and zero coupon corporate securities ("zero coupon bonds"). Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest periodically. The amount of price fluctuation tends to increase as maturity of the security increases.

  RECEIPTS. In addition to bills, notes and bonds issued by the U.S. Treasury, the Stock Index Fund may also purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

  STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater fluctuations in value due to changes in interest rates than interest-paying U.S. Treasury obligations. The Stock Index Fund will limit its investment in such instruments to 20% of its total assets.

  SECURITIES LENDING. In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The lending Fund must receive collateral equal to 100% of the securities' value plus any interest due in the form of cash or U.S. Government securities, which collateral must be marked to market daily by KMFA. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund amounts equal to any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans are subject to termination by the Funds or the borrower at any time. While the Funds do not have the right to vote securities on loan, the Funds intend to terminate loans and regain the right to vote if that is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which KMFA has determined are creditworthy under guidelines established by the Board. Each Fund intends to limit its securities lending to 33 1/3% of its total assets.

  WHEN-ISSUED SECURITIES. Each Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. When a fund agrees to purchase securities on a when-issued basis, such fund's custodian must set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to reflect any increase in the fund's commitment. Prior to delivery of when-issued securities, their value is subject to fluctuation and no income accrues until their receipt. The Funds engage in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with their respective investment objectives and policies, and not for investment leverage. In when-issued and delayed delivery transactions, a Fund relies on the seller to complete the

--------------------------------------------------------------------------------

transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

  VARIABLE AND FLOATING RATE SECURITIES. The Stock Index Fund may purchase variable and floating rate notes with ratings within the four highest rating categories assigned by an NRSRO or, if unrated, which KMFA deems to be of comparable quality. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may be subject to a floor or ceiling. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. There may be no active secondary market with respect to a particular variable or floating rate note. Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other illiquid securities held by the Fund, does not exceed 15% of the Fund's net assets unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days after demand therefor. These securities are included among those which are sometimes referred to as "derivative securities".

  REPURCHASE AGREEMENTS. Each Fund may engage in repurchase agreement transactions. Under the terms of a repurchase agreement, a Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, a Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action. Repurchase agreements are considered by the staff of the Commission to be loans by a Fund.

  REVERSE REPURCHASE AGREEMENTS. The Stock Index Fund and the International Index Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such an agreement, a Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it must place in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest); the collateral will be marked to market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered by the staff of the Commission to be borrowings by a Fund under the Investment Company Act of 1940, as amended ("1940 Act").

  INVESTMENT COMPANY SECURITIES. Each Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order issued by the Commission, the Funds may invest in the money market funds of other investment companies advised by KMFA or its affiliates. KMFA will waive its fee attributable to a Fund's assets invested in a money market fund that it advises, and, to the extent required by the laws of any state in which shares of a Fund are sold, KMFA will waive investment advisory fees as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by a Fund will cause shareholders to bear duplicative fees, such as management fees, to the extent advisory fees are not waived by KMFA.

  PRIVATE PLACEMENT INVESTMENTS. Each Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Section 4(2) commercial paper is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction or pursuant to registration under the 1933 Act. Section 4(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Funds believe that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Directors are liquid. The Funds intend, therefore, to treat the restricted securities which meet the criteria for liquidity estab-

--------------------------------------------------------------------------------

lished by the Directors, including Section 4(2) commercial paper, as determined by the Funds' investment adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. This restriction states that a Fund may not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities.

  The ability of the Directors to determine the liquidity of certain restricted securities is permitted under a position of the staff of the Commission set forth in the adopting release for Rule 144A under the Securities Act of 1933. Rule 144A is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. Rule 144A provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. Rule 144A was expected to further enhance the liquidity of the secondary market for securities eligible for resale under Rule 144A. The Company believes that the staff of the Commission has left the question of determining the liquidity of all restricted securities to the Directors. The Directors consider the following criteria, among others, in determining the liquidity of certain restricted securities: the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security and the number of other potential buyers; dealer undertakings to make a market in the security; and the nature of the security and the nature of the marketplace trades.

INVESTMENT RISKS

  CERTAIN INVESTMENT TECHNIQUES. Certain investment management techniques which the Funds may use, such as the purchase and sale of futures and options, described above, may expose the Funds to special risks. These products may be used to adjust the risk and return characteristics of a Fund's portfolio of investments. These various products may increase or decrease exposure to security prices, interest rates, or other factors that affect security values, regardless of the issuer's credit risk. Regardless of whether the intent was to decrease risk or increase return, if market conditions do not perform consistently with expectations, use of these products may result in a loss. In addition, losses may occur if counterparties involved in transactions do not perform as promised. These products may expose the Fund to potentially greater risk of loss than more traditional equity investments.

  FOREIGN SECURITIES. The International Index Fund may invest in securities of foreign issuers. Investors should carefully consider the substantial risks involved in investing in securities issued by issuers in foreign nations, which are in addition to the usual risks inherent in domestic investments.

  Foreign investing involves the possibility of expropriation, nationalization or confiscatory taxation, foreign taxation of income earned in the foreign nation (including withholding taxes on interest and dividends) or other foreign taxes imposed with respect to investments in the foreign nation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions. In addition, the foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

  Many of the foreign securities in which the Fund invests will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets. The Fund may, however, engage in foreign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. Such foreign currency transactions may include forward foreign currency contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts.

  FORWARD FOREIGN CURRENCY CONTRACTS. The International Index Fund may engage in forward foreign currency exchange contracts which are obligations to purchase or sell a specific currency at a future date,

--------------------------------------------------------------------------------

which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts do not eliminate fluctuations in the underlying prices of the securities held by the Fund. Although such contracts tend to reduce the risk of loss due to a decline in the value of a currency that has been sold forward, and the risk of loss due to an increase in the value of a currency that has been purchased forward, at the same time they tend to limit any potential gain that might be realized should the value of the currency sold forward increase or the value of the currency purchased forward decrease.

  Successful use of forward contracts depends on the Adviser's skill in analyzing and predicting relative currency values. Forward contracts alter the Fund's exposure to currency exchange rate activity and could result in losses to the Fund if currencies do not perform as the Adviser anticipates. The Fund may also incur significant costs when converting assets from one currency to another.

  NOTE: The Statement of Additional Information contains information about certain investment practices and portfolio securities of the Funds. The Statement of Additional Information also contains information about investment restrictions designed to reduce the risk of an investment in the Funds.

OTHER INFORMATION

  The investment objectives of the Funds are not fundamental which means they may be changed without a vote of the holders of a majority of a Fund's outstanding shares (as defined in the Statement of Additional Information). There can be no assurance that either Fund will achieve its investment objective. The investment policies of the Stock Index Fund and the International Index Fund may be changed without an affirmative vote of the holders of a majority of shares of the respective Funds unless (1) a policy is expressly stated to be a fundamental policy of a Fund or (2) a policy is expressly stated to be changeable only by such majority vote.

  In addition, investments in a Fund are not insured against loss of principal. No single Fund should be considered, by itself, to provide a complete investment program for any investor.

  In order to permit the sale of a Fund's shares in certain states the Company may, on behalf of a Fund, make commitments to a state or states that are more restrictive than the investment policies and limitations described in the Prospectus and in the Statement of Additional Information.

--------------------------------------------------------------------------------
                            MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

                             DIRECTORS AND OFFICERS

  The Directors, in addition to reviewing the actions of the Funds' Adviser, Administrator and Distributor, as set forth below, decide upon matters of general policy. The Company's officers conduct and supervise the daily business operations of the Funds. The names, addresses and business affiliations of the directors and officers of the Company are set forth in the Statement of Additional Information.

                             THE INVESTMENT ADVISER

  The investment adviser to the Funds is KeyCorp Mutual Fund Advisers, Inc. The Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. which is a wholly-owned subsidiary of KeyBank National Association, a wholly-owned subsidiary of KeyCorp, one of the largest financial services holding companies in the United States. KeyCorp's principal offices are located at 127 Public Square, Cleveland, Ohio 44114.

  The Adviser and its affiliates manage approximately $48 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds. The Adviser's principal offices are located at 127 Public Square, Cleveland, Ohio 44114. KMFA is newly formed, but many of its professionals have, in their capacity as employees of other subsidiaries of KeyCorp, managed mutual funds. KMFA was organized as an Ohio corporation on July 27, 1995, and is registered as an investment adviser under the Investment Adviser's Act of 1940, as amended.

  Pursuant to an Investment Advisory Agreement, the Adviser continually conducts investment research and supervision for the Funds and is responsible for the

--------------------------------------------------------------------------------

purchase and sale of the Funds' investments, subject to the general supervision of the Board.

  The Investment Advisory Agreement also provides that KMFA may delegate a portion of its responsibilities to a subadviser. In addition, the Investment Advisory Agreement provides that KMFA may render services through its own employees or through the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Funds and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons that is managed by authorized officers of KMFA.

  As compensation for the services rendered and related expenses borne by the Adviser under the Investment Advisory Agreement, the Stock Index Fund will pay the Adviser a fee, computed daily and payable monthly, equal to .10% per annum of the Fund's average daily net assets. The Investment Advisory Agreement further provides that the International Index Fund will pay the Adviser a fee, computed daily and payable monthly, equal to .50% per annum of its average daily net assets. KMFA may periodically waive all or a portion of its advisory fees. The Adviser is obligated to reimburse the Funds in the event the Funds' expenses exceed certain prescribed limits. See "Expenses, Distribution Plan and Shareholder Servicing Plan".

                         THE ADMINISTRATOR, DISTRIBUTOR
                              AND FUND ACCOUNTANT

  BISYS Fund Services serves as the administrator for the Funds ("BISYS" or the "Administrator"). The Administrator generally assists in all aspects of the Funds' administration and operation. Pursuant to the Administration Agreement between BISYS and the Company, for expenses incurred and services provided as Administrator, BISYS receives a fee from each Fund, computed daily and paid monthly, at an annual rate of .15% of each Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administration fee with respect to a Fund.

  BISYS also serves as the independent underwriter and distributor of the shares of the Funds ("BISYS" or the "Distributor"). Pursuant to the Distribution Agreement between the Company and BISYS, BISYS is obligated to use its best efforts to sell shares of the Funds. In addition, under the Distribution Agreement, BISYS may enter into agreements with selected dealers for the distribution of shares.

  KMFA neither participates in nor is responsible for the underwriting of Fund shares.

  BISYS Fund Services, Inc. ("BISYS Inc.") provides the Funds with certain accounting services pursuant to a Fund Accounting Agreement with the Company and receives a fee for such services.

  The Distributor, at its expense, may also provide additional cash compensation to dealers in connection with sales of shares of the Funds. The maximum cash compensation payable by the Distributor is 0.25%, on an annual basis, of the net asset value of the shares of a Fund. In addition, the Distributor will, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Key Mutual Funds and/or other dealer-sponsored special events including payment for travel expenses and lodging incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Funds' shares to qualify for this compensation if prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

  Morrison & Foerster LLP, counsel to the Company, has advised the Company that KMFA may perform the services contemplated by the Investment Advisory Agreement without violation of the Glass-Steagall Act or other applicable laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial and administrative decisions or interpretations, could prevent KMFA from continuing to perform, in whole or in part, such services. If KMFA were prohib-

--------------------------------------------------------------------------------

ited from performing any of such services, it is expected that the Board of Directors of the Company would recommend to each Fund's shareholders that they approve a new investment advisory agreement with another entity or entities qualified to perform such services.

--------------------------------------------------------------------------------
           EXPENSES, DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PLAN
--------------------------------------------------------------------------------

  Except as set forth above under "Management of the Funds" and as set forth below, each of the Funds bears the expenses directly applicable to it and a portion of the general administrative expenses, applicable to all the Funds of Key Mutual Funds, which may be allocated among the Funds in a manner believed to be fair and equitable. Expenses that are directly applicable to a Fund include expenses of portfolio transactions, shareholder servicing costs, expenses of registering the shares under Federal and state securities laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, legal and auditing expenses directly incurred by the Fund, and charges of KMFA, BISYS, BISYS Inc., the Custodian, the Transfer Agent, the Shareholder Servicing Agent and the Distributor. General expenses which would be allocated include Directors' fees, general corporate legal and auditing expenses, state franchise taxes, costs of printing proxies, shareholder reports and prospectuses sent to existing shareholders, trade association fees, Commission fees, and accounting costs.

  The Company has adopted a Distribution Plan (the "Distribution Plan") for the International Index Fund pursuant to Rule 12b-1 under the 1940 Act. No separate payments are authorized to be made by the International Index Fund under the Plan. Rather, the Plan provides that to the extent any portion of the fees payable under the Shareholder Servicing Plan or any Shareholder Servicing Agreement (described below) is deemed to be for services primarily intended to result in the sale of Fund shares, such fees are deemed approved and may be paid pursuant to the Plan and in accordance with Rule 12b-1.

  The Company has adopted a shareholder servicing plan for the International Index Fund. In accordance with the Shareholder Servicing Plan, the Company, on behalf of the International Index Fund, may enter into shareholder service agreements under which the International Index Fund may pay fees of up to 0.25% of its average daily net assets for fees incurred in connection with the personal service and the maintenance of accounts holding the shares of the International Index Fund. Such agreements are entered between the Company, on behalf of the International Index Fund, and various shareholder servicing agents, including the Distributor, Key Trust Company of Ohio, N.A. and its affiliates, and other financial institutions and securities brokers (each a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquiries, forwarding shareholder communications, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Shareholder Servicing Agents may periodically waive all or a portion of their respective shareholder servicing fees with respect to the International Index Fund.

  The Adviser has agreed that if in any fiscal year the sum of expenses exceeds the limits set by applicable regulations of state securities commissions, the amounts payable by the Funds to KMFA for the advisory fee for that year shall be reduced. For further information see "Expenses, Distribution Plan and Shareholder Servicing Plan" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                        DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

  The net asset value of the shares of the Stock Index Fund and the International Index Fund are determined as of the close of the New York Stock Exchange ("NYSE"), which is normally at 4:00 P.M. Eastern time, each Business Day (the "Valuation Time"). A "Business Day" is a day on which the NYSE is open for trading. The NYSE will not be open in observance of the following holidays:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

--------------------------------------------------------------------------------

  In general, a Fund's net asset value is equal to the value of its securities, cash and other assets, less liabilities, divided by the number of shares outstanding. Securities traded on securities exchanges or the NASDAQ national market are valued at the last sales price on the exchange where the security is primarily traded or, lacking any sales, at the mean between the most recent bid and asked quotation. Securities traded over-the-counter are valued at the mean between the most recent bid and asked price. Securities for which quotations are not readily available and any other assets are valued at fair value as determined in good faith by the Board of Directors. The Funds value short-term debt instruments at market value except short-term debt instruments having a maturity of less than 60 days which are valued at amortized cost.

  Generally, trading in foreign securities, as well as corporate bonds, United States Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the shares of the Funds are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which will not be reflected in the computation of the Funds' net asset values. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Board.

--------------------------------------------------------------------------------
                               PURCHASING SHARES
--------------------------------------------------------------------------------

  Shares may be purchased directly or through an Investment Professional of a securities broker or other financial institution that has entered into selling or servicing agreements with Key Mutual Funds or BISYS. An Investment Professional is a salesperson, financial planner, investment adviser or trust officer who provides you with information regarding the investment of your assets. Shares are also available to clients of bank trust departments who have qualified trust accounts. The minimum investment is $500 ($250 for Individual Retirement Accounts) for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums, features, requirements and fees. The Investment Professional will provide this information to you.

  Shares of the Funds are sold at the net asset value per share (see "Determination of Net Asset Value") next determined after receipt and acceptance by State Street Bank and Trust Company, the Funds' transfer agent (the "Transfer Agent"), of an order to purchase shares. There are no sales commissions.

  Purchases of shares will be effected only on a Business Day (as defined in "Determination of Net Asset Value") of Key Mutual Funds. An order received and accepted prior to the Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on that Business Day. An order received and/or accepted after the Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the next Business Day of Key Mutual Funds. Generally, shares of the Funds begin accruing income dividends on the day they are purchased.

INVESTING DIRECTLY

BY MAIL:

  You may purchase shares by completing and signing an Account Application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in at least the minimum investment requirement to:

           Key Mutual Funds
           P.O. Box 8527
           Boston, MA 02266-8527

  Subsequent purchases may be made in the same manner.

BY TELEPHONE:

  Subsequent purchases of shares of the Funds may be made by telephone if you have checked the Telephone Authorization box and supplied the necessary bank information on the Account Application. The purchase amount will be transferred between the bank account designated and your fund account via Automated Clearing House ("ACH"). Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated. The Fund may modify or terminate the telephone and/or ACH privilege at any time or charge a service fee upon notice to

--------------------------------------------------------------------------------

shareholders. No such fee is currently contemplated. If the designated bank account does not contain sufficient assets at the time your order is processed, the order may be canceled, and you could be held liable for resulting fees and/or losses.

  This service requires approximately 15 days to establish. Therefore, it may not be applicable to request your initial purchase utilizing this method.

BY WIRE:

  If an Account Application has been previously received by the Transfer Agent, you may also purchase shares by wiring funds to: State Street Bank and Trust Co., ABA #01100028, For Credit to DDA Account #9905-201-1, For Further Credit to Account #(insert your account number, name and control number assigned by the Transfer Agent). The Transfer Agent does not charge a wire fee. PRIOR TO WIRING ANY FUNDS AND IN ORDER TO ENSURE THAT WIRE ORDERS ARE INVESTED PROMPTLY, YOU MUST CALL THE TRANSFER AGENT AT 800-539-3863.

INVESTING THROUGH INVESTMENT PROFESSIONALS OR A BANK TRUST DEPARTMENT

  Shares may be purchased by investors who designate an Investment Professional or a bank trust department through procedures established by the Transfer Agent in connection with requirements of qualified accounts maintained by or on behalf of certain persons by Investment Professionals and bank trust departments. With respect to such purchases, it is the responsibility of the Investment Professional or a bank trust department to transmit purchase orders to the Transfer Agent and to deliver federal funds for purchase on a timely basis in order to receive that day's price. Your Investment Professional or bank trust department may charge additional fees in connection with purchases and redemptions of shares. Contact your Investment Professional or trust representative for complete information.

  The services rendered by your bank trust department, including affiliates of KMFA, in the management of its accounts are not duplicative of any of the services for which KMFA is compensated. The additional fees paid by clients of bank trust departments, their affiliates, or an Investment Professional should be considered in calculating the net yield on investment in a Fund, although such charges do not affect the Fund's dividends or distributions.

ADDITIONAL INVESTMENT REQUIREMENTS

  All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. All purchases made by check should be in U.S. dollars and made payable to Key Mutual Funds, or in the case of a retirement account, the custodian or trustee. Third party checks will not be accepted. When purchases are made by check or periodic account investment, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. Key Mutual Funds and its servicing agents reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase may be canceled and you could be liable for any losses and/or fees incurred. Payment for purchase is expected at the time of the order. If payment is not received within three business days of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.

  You may initiate most transactions by telephone through your Investment Professional, or bank trust department. Subsequent investments by telephone may be made directly. Note that Key Mutual Funds and its agents will not be responsible for any losses resulting from unauthorized transactions if they follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information, or using personalized security codes. Your Investment Professional or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them. The Transfer Agent may reject any purchase order for the Funds' shares in its sole discretion.

  You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed on your Fund account statement. The Funds do not issue stock certificates for the shares.

  Although the Funds continuously offer their shares for sale, each Fund reserves the right to reject any purchase request.

--------------------------------------------------------------------------------
                         THE SYSTEMATIC INVESTMENT PLAN
--------------------------------------------------------------------------------

  Under the Systematic Investment Plan, you may make regular systematic monthly purchases of shares of a Fund through automatic deductions from your bank account(s). Upon obtaining your authorization, Key Mutual Funds' Transfer Agent will deduct the specified amount from your designated bank account, which will then be automatically invested in shares of the relevant Fund at the net asset value next determined. Bank accounts will be debited on any day from the 1st through the 28th of each month, as selected by the shareholder. You must first meet a Fund's initial investment requirement of $500 and are subject to a minimum subsequent investment of $25. For officers, trustees, directors and employees, including retired directors and employees, of KMFA, Spears, Benzak, Salomon & Farrell, Inc., Key Mutual Funds, BISYS, KeyCorp and its affiliates, (and family members of each of the foregoing) who participate in the Systematic Investment Plan, there is no minimum initial investment required.

  To participate in the Systematic Investment Plan, complete the appropriate section of the account application and attach a voided personal check with the bank's magnetic ink coding number across the front. If the bank account is jointly owned, all owners must sign. Account applications can be obtained by calling the Transfer Agent at 800-539-3863. To change or discontinue existing Systematic Investment Plan instructions, submit a written request to or call the Transfer Agent at 800-539-3863.

--------------------------------------------------------------------------------
                         THE SYSTEMATIC WITHDRAWAL PLAN
--------------------------------------------------------------------------------

  The Systematic Withdrawal Plan enables shareholders to make regular monthly, quarterly, semi-annual or annual redemptions of shares. With your authorization, the Transfer Agent will automatically redeem shares at the net asset value on the date of the withdrawal and have the proceeds transferred according to your written instructions. Fund accounts will be debited on any day from the 1st through the 28th of each month.

  You can have checks sent from your Fund account directly to you, to your bank account or to a third person. If you opt to have the proceeds sent to your bank checking account, a voided personal check with the bank's magnetic coding number across the front must be attached to the account application. The proceeds will be transferred between your fund account and the bank account via ACH. If the bank checking account is jointly owned, all owners must sign the application.

  To participate in the Systematic Withdrawal Plan, the required minimum balance is $5,000 per Fund. The required minimum withdrawal is $25.

  To participate in the Systematic Withdrawal Plan, call 800-539-3863 for more information. Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed income and capital gain dividend distributions earned on Fund shares, the Fund account may eventually be exhausted. Your account cannot be closed automatically by depleting the assets in your Systematic Withdrawal Plan. Purchases of additional shares concurrent with withdrawals may be disadvantageous to certain shareholders because of tax liabilities. The Systematic Withdrawal Plan is not necessarily appropriate for use in conjunction with the Systematic Investment Plan. To change or terminate Systematic Withdrawal Plan instructions, submit a written request to, or call the Transfer Agent at 800-539-3863. The Systematic Withdrawal Plan may be modified or terminated at any time without notice.

  If the amount of the automatic withdrawal exceeds the income accrued for the period, the principal balance invested will be reduced and shares will be redeemed.

--------------------------------------------------------------------------------
                                REDEEMING SHARES
--------------------------------------------------------------------------------

  Shares may ordinarily be redeemed by mail or telephone. However, all or part of your shares may be redeemed in accordance with instructions and limitations pertaining to your account with an Investment Professional. For example, if you have agreed with an Investment Professional to maintain a minimum balance in your account with the Investment Professional, and the balance in that account falls below that minimum, you may be obligated to redeem, or the Investment Professional may redeem for you and on your behalf, all or part of your shares to the extent necessary to maintain the required minimum balance.

BY MAIL:

  In order to redeem shares by mail, send a written request to:

           Key Mutual Funds
           P.O. Box 8527
           Boston, MA 02266-8527

  The Transfer Agent may require a signature guarantee by an eligible guarantor institution. A signature guarantee is designed to protect you, the Fund, and your and the Fund's agents from fraud. A written redemption request requires a signature guarantee for redemptions of more than $10,000 worth of shares; if your Fund account registration has changed within the last 60 days; if the check is not being mailed to the address on your account; if the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another account within Key Mutual Funds or The Victory Portfolios with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or
(3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

BY TELEPHONE:

  Arrangements for the payment of redemption proceeds may be made by telephone if you have checked the Telephone Authorization box and supplied the necessary bank information on the Fund's Account Application. Proceeds may be wired to a domestic financial institution, sent via ACH, mailed to the address of record, or mailed to a previously designated alternate address. If you select the ACH method, only a bank account maintained in a domestic financial institution which is an ACH member may be so designated.

  It is not necessary to confirm telephone redemption requests in writing. If you did not originally select the telephone authorization privilege, you must provide written instructions as well as a signature guarantee to the Transfer Agent to add this feature. Neither Key Mutual Funds nor its service agents will be liable for any loss, damages, expense or cost arising out of any telephone redemption effected in accordance with Key Mutual Funds' telephone redemption procedures and pursuant to instructions reasonably believed to be genuine. Key Mutual Funds will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine; if these procedures are not followed, Key Mutual Funds or its service agents may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include, but are not limited to, recording of phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verification of account name and account number or tax identification number, and sending redemption proceeds to the address of record, a previously designated bank account or alternate address. For telephone redemptions, call the Transfer Agent at 800-539-3863. If you are unable to reach the Transfer Agent by telephone (for example, during time of unusual market activity), consider placing your order by mail directly to the Transfer Agent.

ADDITIONAL REDEMPTION INFORMATION

  Redemption orders are effected at the net asset value per share next determined after the shares are properly tendered for redemption, as described above. The proceeds paid upon redemption of shares in a Fund may be more or less than the amount invested. Payment to shareholders for shares redeemed will be made within

--------------------------------------------------------------------------------

three Business Days after receipt by the Transfer Agent of the request for redemption in proper form.

  At various times, Key Mutual Funds may be requested to redeem shares of a Fund for which good payment has not yet been received. In such circumstances, Key Mutual Funds may delay the forwarding of proceeds for 15 days or more without interest to the shareholder until payment has been collected for the purchase of such shares. Key Mutual Funds intend to pay cash for all shares redeemed, but under unusual circumstances, Key Mutual Funds may make payment wholly or partly in portfolio securities at their then-current market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

  Due to the relatively high cost of handling small investments, Key Mutual Funds reserves the right to redeem, at net asset value, shares in your account if, because of redemptions of shares by you or on your behalf, your account with respect to a Fund has a value of less than $500 (except with respect to officers, trustees, directors and employees, including retired directors and employees, of KMFA, Spears, Benzak, Salomon & Farrell, Inc., Key Mutual Funds, KeyCorp and its affiliates, (and family members of each of the foregoing) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). IRA and Keogh accounts are exempt from this mandatory redemption. Before Key Mutual Funds exercises the right to redeem such shares and to send the proceeds to you, you will be given notice that the value of the shares in your account is less than the minimum amount and will be allowed 60 days to make an additional investment in the Fund in an amount which will increase the value of the account to at least $500, if applicable.

  Key Mutual Funds reserves the right to reject any order for the purchase of its shares in whole or in part.

  The Funds may suspend the right of redemption during any period when (a) trading on the New York Stock Exchange is restricted as determined by the Commission or such Exchange is closed, other than customary weekend and holiday closings; (b) the Commission has by order permitted such suspension or postponement; or (c) an emergency, as defined by rules of the Commission, exists making disposal of portfolio securities or determination of the value of assets of the Funds not reasonably practicable. In case of a suspension of the right of redemption, the offer of redemption may be withdrawn by the shareholder, or payment will be received at the net asset value next determined after the suspension has been terminated.

--------------------------------------------------------------------------------
                               EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

  Shares of a Fund may be exchanged for shares of any Fund of Key Mutual Funds. You may also exchange shares of a Fund for shares of funds in the Victory Group (each a "Victory Fund") that are not subject to either a front-end or a contingent deferred sales charge. In addition, shareholders of Key Mutual Funds who qualify for a waiver of a front-end sales charge otherwise applicable to a purchase of shares of a Victory Fund may exchange their shares of a Fund of Key Mutual Funds for shares of a Victory Fund. Shares of a Fund of Key Mutual Funds may also be exchanged for Key Class shares of a Victory Fund, when and if such shares become available. Exchanges will be made on the basis of the relative net asset value of the shares of the respective Funds. To exchange shares, several conditions must be met:

  1. Shares of the fund selected for exchange must be available for sale in your state of residence.

  2. The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

  3. You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any Business Day.

  4. You must meet the minimum purchase requirements for the fund you purchase by exchange.

  5. The registration and tax identification numbers of the two accounts must be identical.

  6. BEFORE EXCHANGING, OBTAIN AND READ THE PROSPECTUS FOR THE FUND YOU WISH TO PURCHASE BY EXCHANGE.

  Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to Valuation Time on any Business Day. (See "Determination of Net Asset Value.")

  Exchanges of shares involve a redemption of the shares exchanged and a purchase of shares acquired.

--------------------------------------------------------------------------------

  There are certain exchange policies you should be aware of:

  - Shares are normally redeemed from one fund and issued from the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by Valuation Time (normally 4:00 p.m. Eastern time for non-money market funds) that is in proper form, but either fund may delay the issuance of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might create excessive turnover in the Fund's portfolio and associated expenses disadvantageous to the Fund.

  - Because excessive trading can hurt fund performance and harm shareholders, the Funds reserve the right to refuse any exchange request that will impede a Fund's ability to invest effectively or otherwise have the potential to disadvantage the Fund, or to refuse multiple exchange requests submitted by a shareholder or dealer.

  - Key Mutual Funds may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

  - If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

  - Each exchange may produce a gain or loss for tax purposes.

  See "Redeeming Shares -- By Telephone" for a discussion of certain limitations on the liability of the Funds and the Transfer Agent in connection with unauthorized telephone transactions.

--------------------------------------------------------------------------------
                            INVESTING FOR RETIREMENT
--------------------------------------------------------------------------------

  You may wish to invest in Key Mutual Funds in connection with Individual Retirement Accounts (IRAs) and other retirement plans such as Simplified Employee Pension Plans (SEP/IRA), Salary Reduction Simplified Employee Pensions Plans (SAR-SEP/IRA), 401(k) Plans, and 403(b) Plans. For more information about investing in Key Mutual Funds through tax-deferred accounts, call 800-539-3863.

--------------------------------------------------------------------------------
                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

  Each Fund distributes to shareholders substantially all of its net investment income and any net realized taxable capital gains resulting from sales of portfolio securities.

  The Stock Index Fund and the International Index Fund each declare and pay dividends, equal to their net investment income, each calendar quarter. Realized capital gains, if any, are paid annually.

DISTRIBUTION OPTIONS

  When you fill out your Account Application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:

  1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the respective Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the day after the record date. If you do not indicate a choice on your Account Application, you will be assigned this option.

  2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the dividend payment date which may be more than 7 days after the dividend record date.

  3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the respective Fund at the net asset value as of the day after the record date, and have your income dividends paid in cash.

  4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another Key Mutual Fund. Shares will be purchased at the NAV as of the day after the record date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your respective Fund account.

  5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend record date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your respective Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.

  Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Key Mutual Funds, P.O. Box 8527, Boston, MA 02266-8527, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the Account Application or request by the Transfer Agent.

  Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.

--------------------------------------------------------------------------------
                              FEDERAL INCOME TAXES
--------------------------------------------------------------------------------

  Each Fund has qualified and intends to continue to qualify under Subchapter M of the Internal Revenue Code as a regulated investment company so long as it is in the best interest of its shareholders to do so. This qualification relieves the Funds (but not their shareholders) from paying Federal income tax on income which is currently distributed to shareholders, assuming certain distribution requirements are met; it also permits net capital gains of the Funds (i.e., the excess of net long-term capital gain over net short-term capital loss) to be treated as long-term capital gains of the shareholders, regardless of how long shares in the Funds are held. Under the Tax Reform Act of 1986, a nondeductible 4% excise tax may be imposed on the Funds to the extent the Funds do not meet certain distribution requirements by the end of each calendar year.

  Dividend distributions to shareholders from net investment income or net short-term capital gain (i.e., the excess of short-term capital gain over net long-term capital loss) are treated as ordinary income for Federal income tax purposes whether such distributions are taken in cash or reinvested in additional shares.

  Dividends paid by the Stock Index Fund and the International Index Fund may be eligible for the dividends received deduction for corporate shareholders to the extent that the Funds' income is derived from certain dividends received from domestic corporations. In order to qualify for the dividends received deduction, a corporate shareholder of a Fund must hold the Fund shares paying the dividend upon which such deduction is based for at least 46 days.

  Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) of the Funds are taxable to shareholders as long-term capital gains whether such distributions are taken in cash or reinvested in additional shares, and regardless of how long shares of the Funds have been held. Capital gain distributions are not eligible for the dividends received deduction.

  Dividends and capital gains distributions have the effect of reducing the NAV per share by the amount distributed. Although a distribution paid to you on newly issued or acquired Fund shares shortly after your purchase would represent, in substance, a return of your capital, the distribution would consist of net investment income, and therefore be taxable to you.

  Any gain or loss realized upon a sale or redemption of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year. Notwithstanding the above, any loss realized by a shareholder upon the sale of shares in a Fund held six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder.

  The Company will inform you of the amount and nature of dividends and capital gains distributions in January of the following year. You should keep all statements you receive to assist you in your record keeping. The Company is required to withhold, subject to certain exemptions, at the rate of 31% on dividends paid and redemption proceeds (and deemed proceeds from exchanges) paid or credited to individual shareholders if a correct Taxpayer Identification Number

("TIN"), certified when required, is not on file with the Company or Transfer Agent. In connection with this withholding requirement, you will be asked to certify on your account application that the social security number or TIN you provide is correct and that you are not subject to 31% backup withholding for previous under-reporting to the Internal Revenue Service ("IRS"). Moreover, failure to furnish a certified TIN to the Company could subject an investor to a $50 penalty imposed by the IRS.

  Dividends and distributions are generally subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state or local taxes.

  For additional tax-related information, see "Federal Income Taxes" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                                  PERFORMANCE
--------------------------------------------------------------------------------

  From time to time a Fund may advertise the "yield" and "total return" of its shares. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The yield on shares of a Fund will be calculated by dividing the net investment income per share during a recent 30-day (or one month) period by the maximum public offering price per share of the Fund on the last day of that period. The results are compounded on a bond equivalent (semiannual) basis and then annualized. The "total return" of shares may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return on shares over one-, five-, and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of the stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period, again assuming the reinvestment of all dividends and capital gains distributions. Total return may also be presented for other periods.

  Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio and such Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts and similar investment alternatives which often provide for an agreed-upon or guaranteed fixed yield for a stated period of time. Each Fund's annual report will contain additional performance information and will be available without charge upon request.

  See "Performance Information" in the Statement of Additional Information for further information.

--------------------------------------------------------------------------------
                          DESCRIPTION OF COMMON STOCK
--------------------------------------------------------------------------------

  The Company is an open-end, diversified management investment company, incorporated under Maryland law on May 26, 1983. Pursuant to the Articles of Incorporation, the Board of Directors may authorize the creation of additional series of shares. Pursuant to such authority, the Board of Directors has authorized the issuance of nine series of shares, each representing shares in one of nine separate Funds. The par value of the shares of each of the Funds is $.01 per share. The assets of each Fund are segregated and separately managed and a shareholder's interest is in the assets and earnings of the Fund in which he or she holds shares. Each share of a Fund represents an equal proportionate interest in that portfolio with each other share of the same series. In the event of the liquidation or dissolution of the Company, shares of a Fund are entitled to receive the assets belonging to that portfolio that are available for distribution and a proportionate distribution, based upon the relative net assets of the respective Funds, of any general assets not belonging to any particular portfolio that are available for distribution. Shareholders are entitled to one vote for each share held and will vote in the aggregate and not by portfolio except as otherwise required by the 1940 Act or Maryland law. It is anticipated that the Company will not hold annual shareholder meetings except when required to do so by the 1940 Act or Maryland law.

--------------------------------------------------------------------------------
CUSTODIAN, TRANSFER AGENT, SHAREHOLDER SERVICING AGENT, AND DIVIDEND DISBURSING
                                     AGENT
--------------------------------------------------------------------------------

  Key Trust Company of Ohio, N.A., 127 Public Square, Cleveland, Ohio 44114, is the Custodian for the Funds' cash and securities. Key Trust Company of Ohio, N.A. does not assist in any way, and is not responsible for, investment decisions involving assets of the Funds. Key Trust Company of Ohio, N.A. is a subsidiary of KeyCorp and an affiliate of the Adviser and receives compensation from the Funds for the services it performs as custodian.

  State Street Bank and Trust Company, 225 Franklin Street, Boston, Mass. 02110-2875 is Transfer Agent for the shares of the Funds and receives a fee for its services. Boston Financial Data Services acts as dividend disbursing agent and shareholder servicing agent for the Funds, and receives a fee for these services. Their principal business address is Two Heritage Drive, Quincy, Mass. 02171.

--------------------------------------------------------------------------------
                              SHAREHOLDER REPORTS
--------------------------------------------------------------------------------

  The Funds will prepare and send to shareholders unaudited semi-annual and audited annual reports which will include a list of investment securities held by each of the Funds.

  In addition, shareholders of the Funds will receive, monthly, a cumulative account statement for the calendar year.

  The Fund intends to eliminate duplicate mailings of Reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may receive additional copies of any Report at no cost by writing to the Fund at the address listed below or by calling 800-539-3863.

  Shareholder inquiries should be addressed to the Funds at Key Mutual Funds, P.O. Box 8527, Boston, MA 02266-8527. Shareholders may also call the Funds at 800-539-3863.

--------------------------------------------------------------------------------

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY KEY MUTUAL FUNDS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY KEY MUTUAL FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                KEY MUTUAL FUNDS

                               INVESTMENT ADVISER
                       KeyCorp Mutual Fund Advisers, Inc.
                               127 Public Square
                              Cleveland, OH 44114

                                 ADMINISTRATOR
                              BISYS Fund Services
                               3435 Stelzer Road
                               Columbus, OH 43219

                                    COUNSEL
                            Morrison & Foerster LLP
                          2000 Pennsylvania Avenue, NW
                              Washington, DC 20006

                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                          1177 Avenue of the Americas
                               New York, NY 10036

                                   CUSTODIAN
                        Key Trust Company of Ohio, N.A.
                               127 Public Square
                              Cleveland, OH 44114

                                 TRANSFER AGENT
                      State Street Bank and Trust Company
                              225 Franklin Street
                             Boston, MA 02110-2875

                                  DISTRIBUTOR
                              BISYS Fund Services
                               3435 Stelzer Road
                               Columbus, OH 43219

                  The date of this Prospectus is June 12, 1996

                                KEY MUTUAL FUNDS

                              KEY STOCK INDEX FUND

                          KEY INTERNATIONAL INDEX FUND

                      STATEMENT OF ADDITIONAL INFORMATION


             June 12, 1996, as supplemented on December 17, 1996


This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of Key Mutual Funds, dated June 12, 1996, as supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the prospectus for Key Stock Index Fund and Key International Index Fund. Copies of the prospectus may be obtained by writing to Key Mutual Funds at P.O. Box 8527, Boston, MA 02266-8527, or by telephoning toll free 800-539-3863.

                               TABLE OF CONTENTS


INVESTMENT OBJECTIVES AND POLICIES.......................................................................     3
    Additional Information on Fund Investments...........................................................     3
INVESTMENT RESTRICTIONS..................................................................................    16
PORTFOLIO TURNOVER.......................................................................................    17
MANAGEMENT OF THE FUNDS..................................................................................    18
    Directors and Officers...............................................................................    18
SECURITY HOLDERS ........................................................................................    20
THE INVESTMENT ADVISER AND ADMINISTRATION................................................................    22
EXPENSES, DISTRIBUTOR, DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PLAN..................................    21
CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT..................................................    22
PERFORMANCE INFORMATION..................................................................................    22
PORTFOLIO TRANSACTIONS AND BROKERAGE.....................................................................    25
PURCHASE, REDEMPTION AND PRICING.........................................................................    26
FEDERAL INCOME TAXES.....................................................................................    27
ADDITIONAL INFORMATION...................................................................................    30
INDEPENDENT ACCOUNTANTS AND REPORTS......................................................................    30
COUNSEL..................................................................................................    30
APPENDIX A...............................................................................................    31

                       INVESTMENT OBJECTIVES AND POLICIES

  Key Mutual Funds, formerly known as SBSF Funds, Inc. (the "Company") is a professionally managed, no-load, open-end series investment company currently consisting of six different portfolios, two of which (each a "Fund" and, collectively, the "Funds") are described in this Statement of Additional Information. Prior to December, 1995, the Company operated under its corporate name, "SBSF Funds, Inc." In December, 1995, the Company began operating under the name "Key Mutual Funds." Each Fund is a separately managed, diversified mutual fund with its own investment objective and policies. The Funds have no sales loads, redemption fees or exchange fees. The two Funds and their investment objectives are:

  Key Stock Index Fund -- The investment objective of the Key Stock Index Fund ("Stock Index Fund") is to seek to provide long-term capital appreciation by attempting to match the investment performance of the Standard & Poor's 500 Composite Stock Index (the "S&P 500 Index"). Under normal market conditions, the Stock Index Fund will attempt to duplicate the capital performance and dividend income of the S&P 500 Index by investing primarily in the stocks which comprise the S&P 500 Index and secondarily in stock index futures, while minimizing transaction costs.

  Key International Index Fund -- The investment objective of the Key International Index Fund ("International Index Fund") is to seek to match as closely as possible the investment performance of the Morgan Stanley Capital International Europe, Australia and Far East Index (the "EAFE Index"), before fees and expenses of the International Index Fund. The International Index Fund attempts to achieve its objective by investing in a statistically selected sample of the equity securities included in the EAFE Index.

ADDITIONAL INFORMATION ON FUND INVESTMENTS

  The following policies supplement the investment objectives and policies of the Stock Index Fund and the International Index Fund as set forth above and in the Prospectus.

  BANKERS' ACCEPTANCES AND CERTIFICATES OF DEPOSIT. Each Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earn a specified return.

  Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits in which the Funds may invest will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation or the Savings Association Insurance Fund.

  Each Fund also may invest in Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs") which are U.S. dollar-denominated certificates of deposit insured by Canadian offices of major Canadian Banks.

  COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

  The Funds will purchase only commercial paper rated in one of the two highest categories at the time of purchase by a nationally recognized statistical rating organization ("NRSRO") or, if not rated, found by the Company's

Board of Directors to present minimal credit risks and to be of comparable quality to instruments that are rated high quality (i.e., in one of the two top ratings categories) by a NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments.

  For a description of the rating symbols of each NRSRO see Appendix A to this Statement of Additional Information.

  VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes in which the Funds may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, a Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and a Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, KeyCorp Mutual Fund Advisers, Inc. ("KMFA" or the "Adviser") will continuously monitor the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," a Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of a Fund's investment policies, a variable amount master note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand. (See Variable and Floating Rate Notes).

  FOREIGN INVESTMENT. The International Index Fund may invest in securities issued by foreign issuers. Such investments may subject the Fund to investment risks that differ in some respects from those associated with investments in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, and the adoption of other foreign governmental restrictions. Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Permissible investments include obligations or securities of foreign issuers, foreign branches of U.S. banks and of foreign banks.

  U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such agencies and instrumentalities only when KMFA believes that the credit risk with respect thereto is minimal.

  SECURITIES LENDING. Each Fund may lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. A Fund must receive a minimum of 100% collateral, plus any interest due in the form of cash or U.S. Government securities. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by a Fund or the borrower at any time. While a Fund will not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which KMFA has determined are creditworthy under guidelines established by the Company's Board of Directors.

  VARIABLE AND FLOATING RATE NOTES. The Stock Index Fund may acquire variable and floating rate notes, subject to the Fund's investment objective, policies and restrictions. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by KMFA, under guidelines established by the Company, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, KMFA will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

  Variable or floating rate notes may have maturities of more than one year, as follows:

  1. A note that is issued or guaranteed by the United States government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

  2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

  3. A variable rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed by the Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

  4. A floating rate note that is subject to a demand feature will be deemed by the Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

  As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.

  FORWARD FOREIGN CURRENCY CONTRACTS. As provided in the prospectus, the International Index Fund may purchase and sell forward foreign currency contracts. Foreign securities involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. To hedge against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies, the Fund may purchase and sell forward foreign currency contracts. As provided in the prospectus, the Fund also may use forward foreign currency contracts to more closely track the EAFE Index and to enhance portfolio returns. To attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies, the Fund may purchase and sell forward foreign currency contracts. A forward foreign currency contract (a "forward contract") is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), which is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

  While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

  The Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The International Index Fund also may purchase and sell options on foreign currencies and foreign currency futures contracts and related options. (See "Options on Foreign Currencies" and "Currency Futures" in this Statement of Additional Information.)

  The Fund will hold cash, cash items or U.S. Government securities and other liquid assets in a segregated account with its custodian in an amount equal (on a daily marked-to-market basis) to the amount of the commitments under these contracts. At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract, or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. The Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

  Normally, consideration of the prospect for currency parities will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of the Fund will be served. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although the Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge."

  When the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position hedge") will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform similarly to the hedged currency, when exchange rates between the two currencies are sufficiently correlated ("proxy hedge"). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position hedges" (including "proxy hedges"), the Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a proxy hedge).

  Finally, the Fund may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform better relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

  At the consummation of the forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

  The Fund's dealing in forward contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Adviser. The Fund generally will not enter into a forward contract with a term of greater than one year.

  The Fund will place cash not available for investment or liquid high grade debt securities (denominated in U.S. or foreign currency) in a separate account in an amount equal to the value of the Fund's total assets committed to the consummation of forward currency exchange contracts entered into with respect to "position hedges" or "cross hedges." If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account by the Fund on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or a part of the separate account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher that the forward contract price.

  It should be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

  The Fund's foreign currency transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, for qualification as a regulated investment company.

  OPTIONS ON SECURITIES AND INDEXES. The Stock Index Fund may, as provided in the Prospectus, purchase and sell ("write") "covered" call options on securities and indexes. Similarly, as described in the Prospectus, the International Index Fund may purchase and write "covered" call and put options on securities and indexes.

  An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.) Options in which the Stock Index Fund may invest will be issued by the Options Clearing Corporation and listed on a national securities exchange. Options in which the International Index Fund may invest may be traded on exchanges or in the over-the-counter market.

  A Fund will write call options only if they are "covered." A call option on a security is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Fund. A call option on an index is covered if the Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option also is covered if the Fund owns a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian. A put option on a security or an index is "covered" if the Fund maintains cash or cash equivalents equal to the exercise price in a segregated account with its custodian. A put option also is covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian.

  If an option written by a Fund expires, the Fund realizes a gain equal to the premium received at the time the option was written. In an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid.

  Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

  A Fund will realize a gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a gain or, if it is less, the Fund will realize a loss. The principal factors affecting the market value of a put or call option include the supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

  The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

  The staff of the Securities and Exchange Commission has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, may not exceed 15% of a Fund's net assets.

  Risks Associated with Options on Securities and Indexes. The purchase and writing of options involves certain risks. The writer of the option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. Furthermore, during the option period, the covered call writer has, in return for the premium received for the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. In addition, except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund.

  There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Additionally, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. The writing of call options could result in increases in a Fund's portfolio turnover rate, particularly during periods when market prices of the underlying securities appreciate.

  A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Moreover, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.

  OPTIONS ON FOREIGN CURRENCIES. The International Index Fund may, as provided in the Prospectus, purchase and sell ("write") put and call options on foreign currencies, either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

  The International Index Fund will purchase and sell options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

  Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit the Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

  The International Index Fund also may write options on foreign currencies for hedging purposes. For example, if the Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by the Fund.

  Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

  A call option written on foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the amount of the difference is maintained by a Fund in cash and liquid high grade debt securities in a segregated account with its custodian.

  FUTURES TRANSACTIONS. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts), for a set price in a future month. Each Fund may, as provided in the Prospectus, enter into stock index futures contracts, and the International Index Fund may enter into futures contracts based on foreign currencies. More specifically, as provided in the Prospectus, the Stock Index Fund may use stock index futures contracts as a substitute for taking positions in securities that comprise the S&P 500 Index and to minimize tracking error. Furthermore, as described in the Prospectus, the International Index Fund may use stock index futures contracts and foreign currency futures contracts as a temporary substitute for taking positions in securities that comprise the EAFE Index. The International Index Fund also may use foreign currency futures contracts and related options for the purpose of hedging against changes in currency exchange rates or to enhance returns.

  Each of the Funds, as specified for the Fund in the Prospectus, may also purchase and write put and call options on futures contracts of the type into which such Fund is authorized to enter and may engage in related closing transactions. In the United States, all such futures on securities, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to compliance with applicable CFTC rules, the International Index Fund also may enter into futures contracts traded on foreign futures exchanges as long as trading on the aforesaid foreign futures exchanges does not subject the Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges. In the United States, futures contracts are traded on boards of trade which have been designated "contract markets" by the CFTC. Futures contracts trade on these markets through an "open outcry" auction on the exchange floor. Currently, there are futures contracts based on a variety of instruments, indexes and currencies.

  When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin requirement may be as low as 2% or less of a contract's face value. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "daily settlement," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

  A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

  Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities (or currencies) whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of the exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

  STOCK INDEX FUTURES. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

  CURRENCY FUTURES. The International Index Fund may, as provided in the Prospectus, purchase and sell futures contracts on foreign currencies. A sale of a currency futures contract creates an obligation by the Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by the Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. The Fund may, as provided in the Prospectus, sell a currency futures contract if the Adviser anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Fund's securities denominated in such currency. If the Adviser anticipates that exchange rates will rise, the Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by the Fund, the Fund purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Fund, the Fund sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

  A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of a Fund's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity. Another risk is that an Adviser could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

  OPTIONS ON FUTURES. For bona fide hedging and other appropriate risk management purposes, each Fund may, to the extent provided in the Prospectus, purchase and write call and put options on futures contracts which are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires. The writer of an option on a futures contract, unlike the holder, is subject to initial margin and variation margin requirements on the option position.

  Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a long futures position, in the case of a "call," or a short futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

  Options on futures contracts can be used by a Fund to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

  The purchase of put options on futures contracts is a means of hedging a Fund's portfolio against the risk of declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Fund is not fully invested. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

  In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

  If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

  The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated.

  The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Fund writes a put option on a futures contract on securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to a Fund of the securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the securities might be purchased in the securities market.

  While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Funds will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

  LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. In general, the Funds will engage in transactions in futures contracts and related options only for bona fide hedging and other appropriate risk management purposes, and not for speculation. With respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

  When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, or other high quality liquid debt securities that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

  When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

  When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, or other high quality liquid debt securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

  When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, or other high quality liquid debt securities that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

  The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures or futures options. See "Federal Income Taxes."

  RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

  Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

  There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

  ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, AND FORWARD CURRENCY EXCHANGE CONTRACTS AND OPTIONS
THEREON. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

  SWAP AGREEMENTS. The International Index Fund may enter into index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a particular foreign currency or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high grade debt obligations, to avoid any potential leveraging of the Fund's portfolio.

  Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Adviser's ability to predict correctly whether certain markets reflected in the EAFE Index are likely to produce greater returns than other markets. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

  Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the Investment Company Act of 1940, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. An eligible swap transaction must also meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

  This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

  SECURITIES OF OTHER INVESTMENT COMPANIES. Each Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order issued by the Securities and Exchange Commission (the "SEC" or the "Commission"), the Funds may invest in the money market funds of other investment companies advised by KMFA or its affiliates. KMFA will waive its fee with respect to assets of a Fund invested in a money market fund that it advises, and, to the extent required by the laws of any state in which a Fund's shares are sold, KMFA will waive its investment advisory fee as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by a Fund will cause shareholders to bear duplicative fees, such as management fees, to the extent advisory fees are not waived by KMFA.

  REPURCHASE AGREEMENTS. Securities held by each Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by KMFA pursuant to guidelines adopted by the Directors of the Company, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on it repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.

  REVERSE REPURCHASE AGREEMENTS. Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets (such as cash or other liquid high-grade securities) consistent with such Fund's investment restrictions having a value equal to the repurchase price (including accrued interest); the collateral will be marked-to-market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities.

  "WHEN-ISSUED" SECURITIES. As discussed in the Prospectus, each Fund may purchase securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. When a Fund agrees to purchase securities on a "when-issued" basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that any such Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. To the extent cash is set aside in a separate account, it will not be available for new investment or to meet redemptions.

  When a Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. Neither Fund intends to purchase "when-issued" securities for speculative purposes, but only in furtherance of its investment objective.

  The investment policies of the Funds set forth above may be changed or altered by the Board of Directors of the Funds, except to the extent set forth under "Investment Restrictions".

                            INVESTMENT RESTRICTIONS

  The following investment restrictions are fundamental policies of each of the Funds and may only be changed if approved by the holders of a majority of the outstanding voting securities of the affected Fund. Under the Investment Company Act of 1940, as amended ("1940 Act") such approval requires the affirmative vote, at a meeting of shareholders of a Fund, of (i) at least 67% of the shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or by represented proxy; or
(ii) more than 50% of the outstanding shares of the Fund, whichever is less.

  Neither the Stock Index Fund nor the International Index Fund may:

   1. Participate on a joint or joint and several basis in any securities trading account.

   2. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities, and this shall further not prevent the International Index Fund from purchasing and selling currencies on a spot or forward basis).

   3. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.

   4. Issue any senior security (as defined in the 1940 Act), except that (a) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth below, a Fund may borrow money as authorized by the 1940 Act.

   5. Borrow money, except that (a) a Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed one-third of the Fund's total assets; and (b) a Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments.

   6. Lend any security or make any other loan if, as a result, more than one-third of a Fund's total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

   7. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

   8. With respect to 75% of a Fund's total assets, a Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

   9. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of a Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered to be separate industries.

  The following investment restrictions are non-fundamental and may be changed without a vote of the shareholders of a Fund:

   1. A Fund will not purchase or retain securities of any issuer if the officers or Directors of the Company or the officers or directors of the investment adviser to the Fund owning beneficially more than one half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

   2. A Fund will not invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.

   3. The Stock Index Fund will not write or sell puts, straddles, spreads or combinations thereof or write or purchase put options or purchase call options.

   4. A Fund will not invest in illiquid securities in an amount exceeding, in the aggregate, 15% of its net assets. An illiquid security is a security which cannot be disposed of promptly (within seven days), and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A and securities acquired in a transaction or chain of transactions pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale, under the 1933 Act ("Restricted Securities"), shall not be deemed illiquid solely by reason of being unregistered. KMFA shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security or other factors. However, because state securities laws may limit a Fund's investment in Restricted Securities (regardless of the liquidity of the investment), investments in Restricted Securities resalable under Rule 144A will continue to be subject to applicable state law requirements until such time, if ever, that such limitations are changed.

   5. A Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

   6. A Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may invest in the money market funds of other investment companies advised KeyCorp Mutual Fund Advisers, Inc. or its affiliates.

   7. The Stock Index Fund will not buy state, municipal, or private activity bonds.

  The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's net assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Directors will consider what actions, if any, are appropriate to maintain adequate liquidity.

                               PORTFOLIO TURNOVER

  Purchases and sales of securities are made at such times as the Adviser deems to be in the best interest of the Funds' shareholders without regard to the rate of portfolio turnover, about which there are no restrictions. From time to time, the Funds may trade in securities for the short term. It is anticipated that the annual portfolio turnover rate of the Stock Index Fund and the International Index Fund will not exceed 50% and 50%, respectively. In any particular year, market conditions could result in portfolio activity at a greater or lesser rate than anticipated. Portfolio turnover rate is, generally, the percentage computed by dividing the lesser of purchases or sales by the average value of the portfolio. High portfolio turnover involves correspondingly higher brokerage commission expenses which are borne directly by the Funds. In addition, the effect of engaging in options transactions may be to increase portfolio turnover.

                            MANAGEMENT OF THE FUNDS

DIRECTORS AND OFFICERS

  Officers and employees of the Adviser are not permitted to serve as officers or directors of the Company due to certain regulatory restrictions imposed on banking organizations and their subsidiaries. See "The Investment Adviser and Administrator" below. The persons who have been elected to serve as officers and directors of the Company, their position with the Company and their principal occupations during the last five years are set forth below:

                         NAME, AGE, ADDRESS AND PRINCIPAL
                        OCCUPATION DURING PAST FIVE YEARS                             POSITION WITH REGISTRANT
----------------------------------------------------------------------------------    ------------------------
EDWARD P. CAMPBELL (46) 28601 Clemens Road, Westlake, Ohio 44145. Executive Vice       Director
  President and Chief Operating Officer of Nordson Corporation (manufacturer of application equipment). Currently, Trustee of The Victory Portfolios mutual fund complex.
EUGENE J. MCDONALD (62) 2200 Main Street, Suite 1000, Durham, North Carolina           Director
  27705. Executive Vice President for Asset Management of Duke University and
  President of Duke Management Co.; Director of Central Carolina Financial Corp.
  and Sphinx Pharmaceuticals, Inc.
FRANK A. WEIL (64) 147 E. 48th Street, New York, New York 10017. Chairman and          Non-Executive
  Chief Executive Officer of Abacus & Associates, Inc. (private investment firm).      Chairman and
  Chairman of the Council for Excellence in Government and Director and President      and Director
  of the Norman and Hickrill Foundations.
*LEIGH A. WILSON (51) 420 East 54th Street, New York, New York 10012. Chairman and     President and
  Chief Executive Officer of Glenleigh International Limited (merchant bank); from     Director
  1993 to present, President of The Victory Funds. Currently, Director of Paribas
  North America, Paribas Corporation (investment bank) and Chimney Rock Vineyard &
  Winery and Trustee of The Victory Portfolios mutual fund complex.
WILLIAM B. BLUNDIN (57) 125 West 55th Street, New York, NY 10019. Vice Chairman of     Vice President
  Concord Holding Corp.
SCOTT A. ENGLEHART (33) 3435 Stelzer Road, Columbus, Ohio 43219. Director of           Vice President and
  Client Services, BISYS Fund Services, Inc. (October 1990 to present).                Assistant Secretary
KEVIN L. MARTIN (35) 3435 Stelzer Road, Columbus, Ohio 43219. Vice President of        Treasurer
  Accounting Services, BISYS Fund Services, Inc. (February 1996 to present);
  Senior Manager at Ernst & Young (1984 to February 1996).
KAREN A. DOYLE (38) 125 West 55th Street, New York, NY 10019. Manager of Client        Secretary
  Services, BISYS Fund Services, Inc., (October 1994 to present); Assistant
  Treasurer at The Bank of New York (April 1979 to October 1994).
ROBERT L. TUCH (44) 3435 Stelzer Road, Columbus, Ohio 43219. Employee of BISYS         Assistant Secretary
  Fund Services, Inc. (June 1991 to present); Vice President and Associate General
  Counsel, National Securities Research Corp. (July 1990 to June 1991).
ALAINA V. METZ (29) 3435 Stelzer Road, Columbus, Ohio 43219. Chief Administrator,      Assistant Secretary
  Administrative and Regulatory Services, BISYS Fund Services Limited Partnership
  (June, 1995 to present); Supervisor, Mutual Fund Legal Department, Alliance
  Capital Management (May 1989 to June 1995).

*Mr. Wilson is an "interested person" of the Company solely by reason of his position as President.

  Directors who are not "interested persons" of either an investment adviser to or principal underwriter for the Funds receive an annual fee of $7,500 plus $750 per meeting of the Board of Directors attended and reasonable out-of-pocket expenses incurred in connection with attending such meetings. Each director who is an "interested person" of either an investment adviser to or principal underwriter for the Funds does not receive any compensation from the Company.

                                                                                   TOTAL COMPENSATION
                                                                                      FROM COMPANY
                                                   AGGREGATE COMPENSATION           AND VICTORY FUND
                                                FROM COMPANY FOR THE FISCAL       COMPLEX FOR THE YEAR
                        NAME                    YEAR ENDED NOVEMBER 30, 1995     ENDED NOVEMBER 30, 1995
        ------------------------------------    ----------------------------     -----------------------
        Edward P. Campbell                                 $6,000                        $42,200(2)
        Ted H. McCourtney                                  $9,375                        $ 9,375(1)(3)
        Eugene J. McDonald                                 $9,375                        $ 9,375(3)
        Frank A. Weil                                      $9,375                        $ 9,375(3)
        Leigh A. Wilson                                    $6,000                        $49,717(2)

---------------

(1) Mr. McCourtney resigned his position as a Director of the Company effective December 7, 1995.
(2) These amounts include compensation received from the Company, The Victory Funds (which were reorganized into The Victory Portfolios as of June 5,
    1995). There are presently 24 mutual funds in the Victory "Fund Complex" from which Messrs. Campbell and Wilson receive compensation.
(3) Total compensation paid with respect to service on the board of the Company only.

                                SECURITY HOLDERS

The name, address and percentage of ownership of each person who is known by the Registrant to have owned of record or beneficially 5 percent or more of any of the Funds' shares as of November 30, 1996 is:

                                                              SHARES OWNED
                              ------------------------------------------------------------------------------
                                                            (PERCENT OF CLASS)
------------------------------------------------------------------------------------------------------------
                                                               SBSF
NAME, ADDRESS                                KEY MONEY         CONVERTIBLE    SBSF
AND NATURE                                   MARKET MUTUAL     SECURITIES     CAPITAL GROWTH   KEY STOCK
OF INTEREST                  SBSF FUND       FUND              FUND           FUND             INDEX FUND
------------------------------------------------------------------------------------------------------------
Charles Schwab & Co.                                            726,680.280
 /FBO Cust.                                                          12.09%
101 Montgomery  St.
San Francisco, CA 94104
- Record Owner

MAC & Co                      354,450.450                       336,727.561
c/o Mellon Bank                     5.78%                             5.60%
Mutual Funds Operation
P.O. Box 3198
Pittsburgh, PA 15230-3198
- Record Owner

Brookdale Hospital Medical    348,010.159                     1,351,460.064
  Center                            5.68%                            22.48%
Linden Blvd at Brookdale
  Plaza
Brooklyn, NY 11212
- Record Owner

Donaldson Lufkin &                                              321,597.603
  Jenrette Sec.                                                       5.35%
Mutual Funds Dept.
P.O. Box 2052
Jersey City, NJ 07303-2052
- Record Owner

Norman/Weil Office                                              306,515.800
c/o Abacus & Associates                                               5.10%
147 East 48th Street
New York, NY 10017
- Beneficial Owner

Key Trust                                                                    2,613,469.655
Attn:  Jim Osborne                                                                  70.16%
4900 Tiedeman Road
P.O. Box 93971
Brooklyn, OH  44101
- Record Owner

Richard E. Salomon                            2,165,123.300
45 Rockefeller Plaza                                  5.14%
New York, New York 10111
- Beneficial Owner

Summit County Treasurer                     15,000,000.000
175 South Main Street                               35.58%
Akron OH  44308
- Record Owner

                                                              SHARES OWNED
                              ------------------------------------------------------------------------------
                                                            (PERCENT OF CLASS)
------------------------------------------------------------------------------------------------------------
                                                             SBSF
NAME, ADDRESS                              KEY MONEY         CONVERTIBLE    SBSF
AND NATURE                                 MARKET MUTUAL     SECURITIES     CAPITAL GROWTH   KEY STOCK
OF INTEREST                  SBSF FUND     FUND              FUND           FUND             INDEX FUND
------------------------------------------------------------------------------------------------------------
Lucas County Treasurer                      4,005,187.870
One Government Center                               9.50%
Toledo, OH  43604
- Record Owner

ADP of Roseland Inc.                        2,204,176.040
1 ADP Blvd.                                         5.23%
Roseland, NJ  07068-1728
- Record Owner

Key Trust Co. of the                                                                          58,434.669
  Northwest                                                                                         5.9%
Investment Manager for the
Totem Resources Corp.
P.O. Box 24908
Seattle, WA  98124
- Beneficial Owner

Foss Maritime Company                                                                         79,143.75
Attn:  Mr. Lane Tanabe                                                                             7.9%
660 West Ewing Street
Seattle, WA  98119
- Beneficial Owner

KeyCorp 401(k) Plan                                                                           561,559.152
127 Public Square                                                                                   56.4%
Cleveland, OH 44114
- Beneficial Owner

                    THE INVESTMENT ADVISER AND ADMINISTRATOR

  INVESTMENT ADVISER. The investment adviser to the Funds is Key Mutual Fund Advisers, Inc. ("KMFA" or the "Adviser"). KMFA was organized as an Ohio Corporation on July 27, 1995 and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. KMFA is a wholly owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly owned subsidiary of KeyBank National Association ("KeyBank"). KeyBank is a wholly owned subsidiary of KeyCorp, one of the largest financial services holding companies in the United States. KMFA and its affiliates manage approximately $48 billion for numerous clients, including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments and high net worth individuals. All references appearing in the prospectus and this statement of additional information as to the level of assets under the management of KMFA and its affiliates are as of March 31, 1996.

  As of March 31, 1996, KeyCorp had an asset base of $65 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of the 1994 merger of Society Corporation, the bank holding company of which KeyBank, formerly Society National Bank, was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing consumer, business and traditional banking and associated financial services to consumer, business and commercial markets. KeyCorp's non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing and leasing companies. KeyBank is the lead affiliate bank of KeyCorp. KeyCorp's principal offices are located at 127 Public Square, Cleveland, Ohio 44114.

  Pursuant to the investment advisory agreement, dated July 1, 1996, between the Company, on behalf of the Funds, and KMFA (the "Investment Advisory Agreement"), KMFA furnishes a continuous investment program for the Funds' portfolios, makes the day-to-day investment decisions for the Funds, executes the purchase and sale orders for the portfolio transactions of the Funds and generally manages the Funds' investments in accordance with the stated policies of the Funds, subject to the general supervision of the Board of Directors of the Funds.

  As compensation for the services rendered and related expenses borne by the Adviser under the Investment Advisory Agreement, the Stock Index Fund pays the Adviser a fee, computed daily and payable monthly, equal to .10% per annum of the Fund's average daily net assets. The Investment Advisory Agreement further provides that the International Index Fund will pay the Adviser a fee, computed daily and payable monthly, equal to .50% per annum of its average daily net assets. The Adviser is obligated to reimburse the Funds in the event expenses exceed certain prescribed limits (see "Expenses, Distributor, Distribution Plan and Shareholder Servicing Plan").

  Unless sooner terminated, the Investment Advisory Agreement, provides that it will continue in effect for an initial two-year term and, with respect to each Fund, for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Board of Directors of the Company or by a vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act), and, in either case, by a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for such purpose.

  The Investment Advisory Agreement is terminable as to a Fund at any time on 60 days' written notice without penalty by the Directors, by vote a majority of the outstanding voting securities of the Fund, or by KMFA. The Investment Advisory Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act.

  The Investment Advisory Agreement provides that KMFA shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of its services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of KMFA in the performance of its duties, or from reckless disregard by it of either duties or obligations thereunder.

  The Investment Advisory Agreement also provides that KMFA may delegate a portion of its responsibilities to a subadviser. In addition, the Investment Advisory Agreement provides that KMFA may render services through its own employees or through the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Funds and are under the control of KeyCorp as long as all such persons are functioning as part of an organized group of persons that is managed by authorized officers of KMFA.

  ADMINISTRATOR. BISYS Fund Services Limited Partnership (D/B/A, BISYS Fund Services) ("BISYS" or the "Administrator") serves as the Administrator of the Funds pursuant to an Administration Agreement dated July 1, 1996 (the "Administration Agreement"). The Administrator assists in supervising all operations of each Fund (other than those performed by KMFA under the Investment Advisory Agreement), subject to the supervision of the Board of Directors.

  For the services rendered to the Funds and related expenses borne by BISYS as Administrator, each Fund pays BISYS an annual fee, computed daily and paid monthly, equal to .15% of the average daily net assets of each Fund. BISYS may periodically waive all or a portion of its fee with respect to any Fund in order to increase the net income of one or more of the Funds of the Company available for distribution to shareholders.

  Unless sooner terminated, the Administration Agreement will continue in effect as to the Funds for a period of one year, and, with respect to each Fund, for successive one year terms thereafter, unless terminated by either party on not less than 90 days prior written notice to the other party.

  The Administration Agreement provides that BISYS shall not be liable for any action taken or omitted by BISYS in the absence of willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

  Under the Administration Agreement, BISYS assists in the Funds' administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing office facilities necessary to carry out its duties thereunder. Under the Administration Agreement, BISYS may delegate all or any part of its responsibilities thereunder.

  FUND ACCOUNTANT. BISYS Fund Services, Inc. ("BISYS Inc.") serves as a fund accountant for each Fund pursuant to a fund accounting agreement with the Company dated July 1, 1996 (the "Fund Accounting Agreement"). As fund accountant, BISYS Inc. calculates the Funds' net asset value, the dividend and capital gain distribution, if any, and the yield and total return. BISYS Inc. also provides a current security position report, a summary report of transactions and pending securities, a current cash position report, and maintains the general ledger accounting records for each Fund. Under the Fund Accounting Agreement, BISYS Inc. is entitled to receive a fee from each Fund equal to an annual rate of .03% of the first $100 million of each Fund's average daily net assets, plus .02% of next $100 million of each Fund's average daily net assets, plus .01% of each Fund's average daily net assets in excess of $200 million. This fee is subject to a minimum monthly asset charge of $2,500 for the Stock Index Fund and $3,333 for the International Index Fund, and does not include out-of-pocket expenses.

    EXPENSES, DISTRIBUTOR, DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PLAN

  Except as set forth above, and as set forth below, the Funds are responsible for the payment of their expenses. Such expenses include the fees payable to KMFA; any brokerage fees and commissions; taxes; interest; the cost of any liability insurance or fidelity bonds; costs, expenses, or losses arising out of any liability of or claim for damages or other relief asserted against the Funds for violation of any law; legal and auditing fees and expenses; the fees and certain expenses of the Funds' Custodian, Transfer Agent and Distributor; the fees of any trade association of which the Funds are a member; the expenses of printing and mailing reports and notices to the Funds' shareholders; filing fees for the registration or qualification of Fund shares under Federal or state securities laws; the fees and expenses involved in registering and maintaining registration of the Funds and of their shares with the SEC; fees of directors who are not "interested persons" of an investment adviser to or the principal underwriter for the Funds; the costs of registering the Funds as a broker or dealer; the costs of qualifying its shares under state securities laws; the expenses of servicing shareholders and shareholder accounts not otherwise incurred by the Adviser or the Administrator; and any extraordinary expenses incurred by the Funds.

  As a result of certain regulatory restrictions imposed on banking organizations and their subsidiaries, the Company is not permitted to sell shares of the Funds directly without an independent underwriter. Accordingly, pursuant to a distribution agreement dated as of July 1, 1996 (the "Distribution Agreement"), BISYS was appointed to serve as independent underwriter/distributor for the continuous offering of the shares of the Company. Under the Distribution Agreement, BISYS is obligated to devote its best efforts to effect sales of shares of the Funds, but is not required to sell any certain number of shares. In addition, under the Distribution Agreement, BISYS may enter into agreements with selected dealers for the distribution of shares of the Funds.

  If not earlier terminated, the Distribution Agreement will continue in effect for successive terms of one year, provided that such continuance is specifically approved at least annually (a) by a majority of those members of the Board of Directors of the Company who are not parties to the Agreement or "interested persons" of any such party (the "Disinterested Directors"), pursuant to a vote cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Company or by vote of a "majority of the outstanding voting securities" of each Fund. The Distribution Agreement may be terminated by the Company at any time with respect to any Fund, without the payment of any penalty, by vote of a majority of the Disinterested Directors or by vote of a "majority of the outstanding voting securities" of such Fund on 60 days' written notice to Concord Financial, or by Concord Financial at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Distribution Agreement will automatically terminate in the event of its "assignment".

  The Company has adopted a Distribution Plan (the "Distribution Plan") for the International Index Fund pursuant to Rule 12b-1 under the 1940 Act. No separate payments are authorized to be made by the International Index Fund under the Plan. Rather, the Plan provides that to the extent that any portion of the fees payable under the Shareholder Servicing Plan or any Shareholder Servicing Agreement (described below) is deemed to be for services primarily intended to result in the sale of Fund shares, such fees are deemed approved and may be paid pursuant to the Plan and in accordance with Rule 12b-1.

  Rule 12b-1 requires that the Distribution Plan be approved by a vote of at least a majority of the outstanding voting securities of the Fund and by a majority of the Board of Directors, including those directors who are not "interested persons" of the Funds (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Plan. The Distribution Plan must be approved at least annually in the manner described in the foregoing sentence and may be terminated at any time by a vote of a majority of the outstanding voting securities of the Fund or a majority of those directors who are not "interested persons" and who have no direct or indirect financial interest in the Distribution Plan.

  While the Distribution Plan is in effect, the selection and nomination of directors who are not "interested persons" of the Company (as defined in the 1940 Act) is committed to the discretion of the directors who are not interested persons of the Company.

  The Company, on behalf of the International Index Fund, has adopted a Shareholder Servicing Plan to provide payments to shareholder servicing agents (including affiliates of the Adviser) (each a "Shareholder Servicing Agent") that provide administrative support services to customers who may from time to time beneficially own shares of the Fund, which services may include: (i) aggregating and processing purchase and redemption requests for shares from customers and promptly transmitting net purchase and redemption orders to the distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments on behalf of customers; (iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires; (vi) responding to customer inquiries; (vii) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Fund necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (x) providing such other similar services as the Fund may reasonably request to the extent Shareholder Servicing Agents are permitted to do so under applicable statutes, rules or regulations. For expenses incurred and services provided pursuant to the Shareholder Servicing Agreement, the Fund pays each Shareholder Servicing Agent a fee computed daily and payable monthly, in amounts aggregating not more than 0.25%, on an annual basis, of the average daily net assets of the Fund. A Shareholder Servicing Agent may periodically waive all or a portion of its respective shareholder servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends.

  If total expenses borne by a Fund in any fiscal year exceed expense limitations imposed by applicable state securities regulations, KMFA will waive its fees to the extent such excess expenses exceed such expense limitation. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Funds limits the aggregate annual expenses of each Fund, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of remaining average net assets. Any expenses to be borne by KMFA will be estimated daily and reconciled and paid on a monthly basis. Fees imposed on customer accounts by KMFA, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of such limitation.

            CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

  Key Trust Company of Ohio, N.A., 127 Public Square, Cleveland, Ohio 44114 has been retained as custodian for the Funds' investments. Key Trust Company of Ohio, N.A. also maintains certain accounting and financial records of the Funds. Key Trust Company of Ohio, N.A. is a subsidiary of KeyCorp and an affiliate of the Adviser and receives compensation from the Funds for services it performs as custodian.

  State Street Bank and Trust Company, 225 Franklin Street, Boston, Mass. 02110-2875 has been retained as the Funds' Transfer Agent. Boston Financial Data Services, Two Heritage Drive, Quincy, Mass. 02171 acts as dividend disbursing agent and shareholder servicing agent for the Funds and receives a fee for these services.

                            PERFORMANCE INFORMATION

  From time to time the "standardized yield," "dividend yield," "average annual total return" and "total return" of an investment in Fund shares may be advertised. An explanation of how yields and total returns are calculated and the components of those calculations are set forth below.

  Yield and total return information may be useful to investors in reviewing a Fund's performance. A Fund's advertisement of its performance must, under applicable Commission rules, include the average annual total returns for the Fund for the 1, 5 and 10-year period (or the life of the Fund, if less) as of the most recently ended calendar quarter. This enables an investor to compare a Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in a Fund is not insured; yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Company of future yields or rates of return on its shares. The yield and total returns of a Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and its operating expenses.

  STANDARDIZED YIELDS. A Fund's "yield" (referred to as "standardized yield") for a given 30-day period for the shares of a Fund is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:


                       2[(a-b+1)(to the 6th power)-1]
                          ---
Standardized Yield    =    cd


  The symbols above represent the following factors:

       a = dividends and interest earned during the 30-day period.

       b = expenses accrued for the period (net of any expense reimbursements).

       c = the average daily number of shares of the Fund outstanding during the 30-day period that were entitled to receive dividends.

       d = the maximum offering price per share on the last day of the period, adjusted for undistributed net investment income.

  The standardized yield for a 30-day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield," described below.

  DIVIDEND YIELD AND DISTRIBUTION RETURN. From time to time a Fund may quote a "dividend yield" or a "distribution return." Dividend yield is based on the share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

               Dividends + Number of days (accrual period) x 365
Dividend Yield  = ------------------
               Max. Offering Price (last day of period)

  TOTAL RETURNS. The "average annual total return" is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

    ERV(1n) - 1
    -----------
        (P)        =    Average Annual Total Return

  The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

    ERV-P
    -----
      P      =    Total Return

  Total returns assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.

  OTHER PERFORMANCE COMPARISONS. From time to time, a Fund may publish the ranking of the performance of its shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Funds, and ranks the performance of the Funds against (i) all other funds, excluding money market funds, and (ii) all other equity funds. The Lipper performance rankings are based on a total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

  From time to time, a Fund may publish the ranking of the performance of its shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Funds, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each funds' three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star.

  The total return on an investment made in shares of a Fund may be compared with the performance for the same period of one or more of the following indices: the Standard & Poor's 500 Index, the Morgan Stanley Capital International Europe, Australia and Far East Index, the Consumer Price Index, the Salomon Brothers World Government Bond Index, the Shearson Lehman Government/Corporate Bond Index, and the Dow Jones Industrial Average Index. Other indices also may be used from time to time. The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The foregoing indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

  From time to time, the yields and the total returns of the Funds may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Funds also may include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. A Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund). A Fund also may include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds, Treasury bills and shares of the Fund as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, a Fund may reprint articles (or excerpts) written regarding a Fund and provide them to prospective shareholders. Performance information with respect to the Funds is generally available by calling 800-539-3863.

  Investors also may judge, and the Funds may at times advertise, performance by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper Analytical Services, Inc. and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Ibottson Associates, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor and U.S.A. Today. In addition to yield information, general information about the Funds that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.

  Advertisements and sales literature may include discussions of specifics of the portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis.

  Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management and its investment philosophy.

  When comparing yield, total return and investment risk of an investment in a Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to offer a fixed price per share.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

  Pursuant to the Investment Advisory Agreement, KMFA determines, subject to the general supervision of the Directors of the Company, and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased or sold by a Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker/dealer and purchases from dealers serving as market makers may include the spread between bid and asked price. At times, the Funds also may purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by a Fund. While KMFA generally seeks competitive spreads or commissions, a Fund may not necessarily pay the lowest prices available on each transaction, for reasons discussed below.

  Allocation of transactions to dealers is determined by KMFA in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. In assessing the best overall terms available for any transaction, KMFA considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to KMFA and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

  In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to KMFA, the Funds or other accounts over which KMFA exercises investment discretion. Research so received is in addition to and not in lieu of services required to be performed by KMFA and does not reduce the advisory fees payable to KMFA by the Funds. Such information may be useful to KMFA in serving both the Funds and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to KMFA in carrying out its obligations to the Funds. The Investment Advisory Agreement authorizes KMFA to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if KMFA determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of KMFA with respect accounts over which it exercises investment discretion.

  The Funds will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with KMFA, Key Trust Company of Ohio, N.A. or its affiliates, BISYS or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or BISYS with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

  Investment decisions for the Funds are made independently from those made for other funds or any other investment company or account managed by KMFA. Any such other investment company or account may also invest in the same securities as a particular Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund or investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which KMFA believes to be equitable to the Fund and such other Fund or investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund. To the extent permitted by law, KMFA may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Funds, KMFA will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of KMFA, its parents or subsidiaries or affiliates and, in dealing with their commercial customers, KMFA, its parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds.

                        PURCHASE, REDEMPTION AND PRICING

  The methods of purchase and redemption of shares, and special retirement, withdrawal and exchange plans offered are fully set forth in the Prospectus. Certain additional information is provided below.

  Pursuant to Rule 11a-3 under the 1940 Act, a Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under that Rule, the 60-day notification requirement may be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of exchange, or (2) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC, or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

  The Company and KMFA reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the judgment of KMFA, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would potentially be adversely affected.

  As indicated in the Prospectus, the net asset value of each Fund is determined and the shares of each Fund are normally priced as of the close of regular trading of the NYSE ("the Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading. The NYSE will not be open in observance of the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

  The net asset value of the shares of each Fund is normally determined at 4:00 p.m., New York time, each Business Day, and each is equal to the value of the securities, cash and other assets, less liabilities, divided by the number of shares outstanding. Securities traded on securities exchanges or the NASDAQ national market are valued at the last sales price on the exchange where the security is primarily traded or, lacking any sales, at the mean between the most recent bid and asked quotation. Securities traded over-the-counter are valued at the mean between the most recent bid and asked price. Securities for which quotations are not readily available and any other assets are valued at fair value as determined in good faith by the Board of Directors. Money market instruments are valued at market value except money market instruments having a maturity of less than 60 days which are valued at amortized cost. The amortized cost method values a security initially at its cost and thereafter assumes a constant amortization of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains or losses.

  Generally, trading in foreign securities, as well as corporate bonds, United States Government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset values of the shares of the Funds are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of such Funds' net asset values. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Board of Directors.

                              FEDERAL INCOME TAXES

  The Prospectus describes generally the tax treatment of distributions by each Fund. This section of the Statement of Additional Information includes additional information concerning Federal income taxes.

  Qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code") requires, among other things, that (a) at least 90% of each Fund's annual gross income be derived from interest; payments with respect to securities loans; dividends; and gains from the sale or other disposition of securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to each Fund's business of investing in such securities or currencies;
(b) each Fund generally derives less than 30% of its gross income from gains from the sale or other disposition of securities, options, futures or forward contracts held for less than three months; and (c) each Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of each Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of each Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or of two or more issuers which the taxpayer controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses. As a regulated investment company, each Fund will not be subject to Federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income and tax-exempt income earned in each year.

  A 4% nondeductible excise tax will be imposed on each Fund (other than to the extent of each Fund's tax-exempt income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. For this purpose, any income or gain retained by each Fund that is subject to income tax will be considered to have been distributed by year-end. Each Fund intends to distribute substantially all of its net investment income and net capital gains and, thus, expects not to be subject to the excise tax. In addition, dividends and distributions of taxable income declared payable as of a record date in October, November or December of any calendar year are deemed under the Code to have been received by the shareholders on December 31 of that calendar year if the dividend is actually paid in the following January. Such dividends will, accordingly, be subject to income tax for the year in which the record date falls.

  Income and dividends received by each Fund from sources within foreign countries may be subject to withholding and other taxes (generally at rates from 10% to 40%) imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% in value of a Fund's total assets at the close of its taxable year consist of securities of non-U.S. corporations, the Fund will be eligible to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund must (a) include their respective pro rata portions of such withholding taxes in their Federal income tax returns as gross income, (b) treat such amounts as foreign taxes paid by them, and (c) either deduct such amounts in computing their taxable incomes or use these amounts as foreign tax credits against their Federal income taxes. The Stock Index Fund does not currently expect to meet the eligibility requirement for filing this election as its investments in securities of non -U.S. issuers are limited. However, the International Index Fund, which invests primarily in foreign securities, does expect to meet the such eligibility requirements for filing this election because of its substantial investment in securities of non -U.S. issuers.

  Gains or losses on sales of portfolio securities by a Fund generally will be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases including where each Fund acquires a put or grants a call thereon. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gain recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by each Fund at a market discount (generally, at a price less than its principal amount) will generally be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.

  To the extent that a Fund recognizes long-term capital gains, such gains will be distributed at least annually. Such distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. If a Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution thereon. In addition, any loss realized by a shareholder upon the sale or redemption of Fund shares held less than six months is disallowed to the extent of any tax exempt-interest dividends received thereon by the shareholder. These rules shall not apply, however, to losses incurred under a periodic redemption plan. If a shareholder exchanges or otherwise disposes of shares of a Fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the Fund, or of a different fund, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

  As of the printing of this Statement of Additional Information, the maximum individual tax rate applicable to ordinary income is 39.60%; the maximum individual tax rate applicable to net capital gains is 28%; and the maximum corporate tax rate applicable to ordinary income and net realized capital gains is 35% (however, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000).

  Individuals who are not active participants (and who do not have a spouse who is an active participant) in certain types of retirement plans ("qualified retirement plans") may deduct contributions to an individual retirement account ("IRA"), up to specified limits. Investment earnings in an IRA will be tax-deferred until withdrawn. The maximum annual deductible contribution to an IRA for individuals under age seventy and a half is 100% of includible compensation up to a maximum of (i) $2,000 for single individuals; (ii) $4,000 for a married couple when both spouses earn income; and (iii) $2,250 when one spouse earns, or elects for IRA purposes to be treated as earning, no income (together the "IRA contribution limits").

  The IRA deduction is also available for single individual taxpayers and married couples who are active participants in qualified retirement plans but who have adjusted gross incomes which do not exceed certain specified limits. If their adjusted gross income exceeds these limits, the amount of the deductible contribution is phased down and eventually eliminated.

  Any individual who works may make nondeductible contributions to an IRA in addition to any deductible contributions. Total aggregate deductible and nondeductible contributions are limited to the IRA contribution limits discussed above. Nondeductible contributions in excess of the applicable IRA contribution limit are "nondeductible excess contributions". In addition, contributions made to an IRA for the year in which an individual attains the age of seventy and a half, or any year thereafter, are also nondeductible excess contributions. Nondeductible excess contributions are subject to a 6% excise tax penalty which is charged each year that the nondeductible excess contribution remains in the IRA.

  An employer also may contribute to an individual's IRA by establishing a Simplified Employee Pension Plan, known as a SEP-IRA. Participating employers may make an annual contribution in an amount up to the lesser of 15% of earned income or $30,000, subject to certain provisions of the Code. Investment earnings will be tax-deferred until withdrawn.

  The foregoing discussion regarding IRAs is based upon the Code and Federal regulations in effect as of the date of this Statement of Additional Information and summarizes only some of the important Federal income tax considerations generally effecting IRA contributions made by individuals or their employers. It is not intended as a substitute for careful tax planning.

  If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position that is part of a tax "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, such Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option granted by it, such Fund will subtract the premium received from its cost basis in the securities purchased. The requirement that each Fund derive less than 30% of its gross income from gains from the sale of securities held for less than three months may limit a Fund's ability to grant options.

  The amount of any gain or loss realized by a Fund on closing out a futures contract will generally result in a realized capital gain or loss for tax purposes. Futures contracts held at the end of each fiscal year will be required to be "marked to market" for Federal income tax purposes pursuant to Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, generally will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the marked to market rule and the "60%/40%" rule. Currency transactions may be subject to Section 988 of the Code, under which foreign currency gains or losses would generally be computed separately and treated as ordinary income or losses. Each Fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

  Offsetting positions held by a regulated investment company involving certain financial forward, futures or option contracts may be considered, for tax purposes, to constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256, discussed above. If a regulated investment company were treated as entering into straddles by reason of its engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The regulated investment company may make one or more elections with respect to "mixed straddles" and "straddles." Depending upon which election is made, if any, the results with respect to the regulated investment company may differ. Generally, to the extent the straddle rules apply to positions established by the regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

  If a Fund purchases an equity interest in a "passive foreign investment company" ("PFIC"), the Fund may be subject to an interest charge by the IRS upon distributions from the PFIC or the Fund's disposition of its interest in the PFIC. If a Fund invests in a PFIC, the Fund intends to make an available election under which the Fund will not be subject to the interest charge, but must annually include its allocable share of income from the PFIC, regardless of whether the Fund receives any distributions from the PFIC.

  FOREIGN SHAREHOLDERS. Under the Code, distributions of net investment income by any Fund to a non-resident alien individual, non-resident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate).

Withholding will not apply if a dividend paid by each Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

  OTHER MATTERS. Investors should be aware that the investments to be made by the Fund may involve sophisticated tax rules such as the original issue discount, real estate mortgage investment conduit, and subpart F income rules that would result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

  The foregoing discussion, and the discussions in the prospectus applicable to each shareholder, address only some of the Federal tax considerations generally effecting investments in a Fund. Each investor is urged to consult his or her tax adviser regarding specific questions as to Federal, state or local taxes.

                             ADDITIONAL INFORMATION

  The Company is an open-end management investment company organized as a corporation under the laws of the State of Maryland on May 26, 1983. The Company offers shares of common stock which represent interests in one of six separate portfolios. This SAI relates to the following Funds of the Company: Key Stock Index Fund and Key International Index Fund. Each Fund offers only one class of shares. Shares of each Fund of the Company are redeemable at the net asset value thereof at the option of the holders thereof or in certain circumstances at the option of the Company. For information concerning the methods of redemption and the rights of shares ownership, see the Prospectus under the caption "Redeeming Shares."

  Generally, on each matter submitted to a vote of shareholders, each shareholder is entitled to one vote per share. In addition, all shares of each Fund vote as a single class; provided, however, that (i) as to any matter with respect to which a separate vote of any Fund is required by the 1940 Act or under the Maryland General Corporation law, the requirements as to a separate vote by that Fund apply in lieu of single class voting; (ii) in the event that the separate vote requirements referred to in (i) apply with respect to one or more Funds, then, subject to (iii) below, the shares of all other Funds vote as a single class; and (iv) as to any matter which does not affect the interest of a particular Fund, only the holders of shares of the one or more affected Funds are entitled to vote. And, notwithstanding any provision of the Maryland General Corporation Law requiring a greater portion than a majority of the votes entitled to be cast in order to take or authorize any action, any such action may be taken or authorized upon the concurrence of a majority of the aggregate number of votes entitled to be cast thereon.

  Shares of the Funds have no subscription or preemptive rights and only such conversion or exchange privileges as the Directors may grant in their discretion.

  Generally, a special meeting of shareholders of the Company will be called by the Secretary upon receipt of a request in writing signed by stockholders holding not less than 25% of the common stock at the time issued and outstanding and entitled to vote thereat.

                      INDEPENDENT ACCOUNTANTS AND REPORTS

  At least semi-annually, the Company will furnish the shareholders of the Funds with a list of the investments held in the Funds and financial statement for the Funds. The annual financial statements of the Funds will be audited by the Company's independent auditors. The Board of Directors has selected Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036 as the independent accountant to audit the Funds' books and review and prepare the Funds' tax returns for fiscal years ending on or after November 30, 1996.


  Incorporated by reference to this Statement of Additional Information are the current unaudited financial statements and schedules for the Key Stock Index Fund, dated October 31, 1996.


                                    COUNSEL

  Morrison & Foerster LLP, 2000 Pennsylvania Avenue NW, Washington, D.C. 20006, serves as legal counsel to the Company.

                                   APPENDIX A

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

                              MOODY'S BOND RATINGS

Aaa     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong positions of such issues.
Aa      Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A       Bonds which are rated A possess many favorable investment attributes and are considered as upper-
        medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa     Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
        Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.
        Rating Refinements: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate and municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                        MOODY'S SHORT-TERM DEBT RATINGS

  Moody's Short-Term Debt Ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2 and Prime-3.

  Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Issuers rated Prime-2 have a strong ability for repayment of senior short-term debt obligations; and issuers rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

              STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

STANDARD & POOR'S BOND RATINGS

  A Standard & Poor's rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likeli-hood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


  Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.


AAA     Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA      Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
A       Debt rated 'A' has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher-rated categories.
BBB     Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal.
        Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.
        Bonds rated AAA, AA, A and BBB are considered investment grade bonds.
NR      Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

  A Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The commercial paper rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based upon current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or based on other circumstances. Ratings are graded into two group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The categories are as follows:

  Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 or 3 to indicate the relative degree of safety.

A-1  This highest category indicates that the degree of safety regarding timely payment is strong.
A-2  Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
A-3  Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

THE KEY FUNDS                                            Schedule of Investments
STOCK INDEX FUND                                                October 31, 1996
                                                                     (UNAUDITED)

      SHARES OR
      PRINCIPAL                                        SECURITY                                          MARKET
        AMOUNT                                       DESCRIPTION                                          VALUE
COMMERCIAL PAPER (39.5%)

AUTOMOTIVE (6.8%)
              $300,000  Ford Motor Credit Corp., 5.26%, 11/4/96                                       $      300,000
               400,000  General Motors Acceptance Corp., 5.27%, 11/8/96                                      400,000
                                                                                                      --------------
                        Total                                                                                700,000
                                                                                                      --------------
FINANCIAL SERVICES (28.9%)
               400,000  American Express Corp., 5.24%, 11/1/96                                               400,000
             2,213,849  General Electric Capital Corp., 5.57%, 11/1/96                                     2,213,849
               400,000  Heller Financial Corp., 5.23%, 11/1/96                                               400,000
                                                                                                      --------------
                        Total                                                                              3,013,849
                                                                                                      --------------
RETAIL STORES (3.8%)
               400,000  Sears Acceptance Corp., 5.23%, 11/1/96                                               400,000
                                                                                                      --------------
---------------------------------------------------------------------------------------------------------------------
  TOTAL COMMERCIAL PAPER     (COST $4,113,849)                                                             4,113,849
---------------------------------------------------------------------------------------------------------------------

COMMON STOCK (58.8%)

ADVERTISING (0.0%)
                    92  Interpublic Group Cos., Inc.                                                           4,462
                                                                                                      --------------
  AEROSPACE/DEFENSE (1.4%)
                   326  Allied Signal, Inc.                                                                   21,353
                   401  Boeing Co.                                                                            38,245
                    72  General Dynamics Corp.                                                                 4,941
                   231  Lockheed Martin Corp.                                                                 20,703
                   249  McDonnell Douglas Corp.                                                               13,571
                    66  Northrop Grumman Corp.                                                                 5,330
                   252  Rockwell International Corp.                                                          13,860
                    93  Textron, Inc.                                                                          8,254
                   139  United Technologies Corp.                                                             17,896
                                                                                                      --------------
                                                                                                             144,153
                                                                                                      --------------
AIR FREIGHT (0.1%)
                   105  AMR Corp. Delaware (b)                                                                 8,820
                    74  U. S. Air Group, Inc. (b)                                                              1,286
                                                                                                      --------------
                                                                                                              10,106
                                                                                                      --------------
AIRLINES (0.1%)
                    90  Delta Air Lines, Inc.                                                                  6,379
                   167  Southwest Airlines Co.                                                                 3,787
                                                                                                      --------------
                                                                                                              10,166
                                                                                                      --------------
ALUMINUM (0.1%)
                   201  Aluminum Co. of America                                                               11,784
                                                                                                      --------------
APPAREL (0.0%)
                    84  Liz Claiborne, Inc.                                                                    3,549


See notes to financial statements.

THE KEY FUNDS                                            Schedule of Investments
STOCK INDEX FUND                                                October 31, 1996
                                                                     (UNAUDITED)

      SHARES OR
      PRINCIPAL                                        SECURITY                                          MARKET
        AMOUNT                                       DESCRIPTION                                          VALUE
                                                                                                      --------------
AUTOMOBILES (1.2%)
                   844  Chrysler Corp.                                                                $       28,380
                 1,365  Ford Motor Co.                                                                        42,656
                   873  General Motors Corp.                                                                  47,033
                    86  Navistar International Corp. (b)                                                         796
                    44  PACCAR, Inc.                                                                           2,453
                                                                                                      --------------
                                                                                                             121,318
                                                                                                      --------------
AUTOMOTIVE PARTS (0.3%)
                    43  Cummins Engine, Inc.                                                                   1,873
                   116  Dana Corp.                                                                             3,436
                    88  Eaton Corp.                                                                            5,258
                    70  Echlin, Inc.                                                                           2,284
                   139  Genuine Parts Co.                                                                      6,081
                    70  Pep Boys                                                                               2,450
                   276  Placer Dome Inc.                                                                       6,624
                    73  TRW, Inc.                                                                              6,607
                                                                                                      --------------
                                                                                                              34,613
                                                                                                      --------------

BANKS (4.5%)
                   505  Banc One Corp.                                                                        21,399
                   139  Bank of Boston Corp.                                                                   8,896
                   445  Bank of New York Co.                                                                  14,741
                   416  BankAmerica Corp.                                                                     38,064
                    92  Bankers Trust New York                                                                 7,774
                   221  Barnett Banks, Inc.                                                                    8,426
                   181  Boatmens Bancshares, Inc.                                                             10,996
                   503  Chase Manhattan Corp.                                                                 43,132
                   555  Citicorp                                                                              54,945
                   133  Comerica, Inc.                                                                         7,066
                   257  CoreStates Financial Corp.                                                            12,496
                   121  Fifth Third Bancorp                                                                    7,578
                   162  First Bank Systems, Inc.                                                              10,692
                   365  First Chicago NBD Corp.                                                               18,615
                   318  First Union Corp.                                                                     23,135
                    65  Golden West Financial Corp. Delaware                                                   4,217
                   157  Great Western Financial Corp.                                                          4,396
                   215  J.P. Morgan & Co., Inc.                                                               18,571
                    68  KeyCorp                                                                                3,171
                   157  Mellon Bank Corp.                                                                     10,225
                   256  National City Corp.                                                                   11,104
                   337  NationsBank Corp.                                                                     31,762
                   427  Norwest Corp.                                                                         18,735
                   393  PNC Bank Corp.                                                                        14,246
                    63  Republic New York Corp.                                                                4,804
                   257  SunTrust Banks, Inc.                                                                  11,983
                   178  U.S. Bancorp                                                                           7,120
                   192  Wachovia Corp.                                                                        10,320
                   109  Wells Fargo & Co.                                                                     29,117
                                                                                                      --------------
                                                                                                             467,726
                                                                                                      --------------
BEVERAGES (2.3%)
                   573  Anheuser-Busch Co., Inc.                                                              22,061
                    78  Brown Forman Corp., Class B                                                            3,373
                 2,883  Coca-Cola Co.                                                                        145,592
                    43  Coors Adolph Co., Class B                                                                839
                 1,811  Pepsico, Inc.                                                                         53,650
                   433  Seagram, Ltd.                                                                         16,400
                                                                                                      --------------
                                                                                                             241,915
                                                                                                      --------------
BROKERAGE SERVICES (0.3%)

See notes to financial statements.

THE KEY FUNDS                                            Schedule of Investments
STOCK INDEX FUND                                                October 31, 1996
                                                                     (UNAUDITED)

      SHARES OR
      PRINCIPAL                                        SECURITY                                          MARKET
        AMOUNT                                       DESCRIPTION                                          VALUE
                   195  Merrill Lynch & Co., Inc.                                                     $       13,699
                   175  Morgan Stanley Group, Inc.                                                             8,794
                   120  Salomon Brothers, Inc.                                                                 5,145
                                                                                                      --------------
                                                                                                              27,638
                                                                                                      --------------
BUILDING MATERIALS (0.5%)
                    41  Armstrong World Industries, Inc.                                                       2,736
                    31  Centex Corp.                                                                             934
                    34  Crane Co.                                                                              1,581
                    41  Fleetwood Enterprises, Inc.                                                            1,384
                    44  Kaufman & Broad Home Corp.                                                               528
                   186  Masco Corp.                                                                            5,836
                   678  Monsanto Co.                                                                          26,866
                   165  Morton International, Inc.                                                             6,497
                    58  Owens Corning Fiberglas Corp. (b)                                                      2,247
                    28  Pulte Corp.                                                                              742
                                                                                                      --------------
                                                                                                              49,351
                                                                                                      --------------
CHEMICALS - GENERAL (1.5%)
                   128  Air Products & Chemicals, Inc.                                                         7,680
                    61  Avery Dennison Corp.                                                                   4,018
                   284  Dow Chemical Co.                                                                      22,081
                   648  E.I. Du Pont De Nemours Co.                                                           60,102
                    90  Eastman Chemical Co.                                                                   4,748
                    73  Ecolab, Inc.                                                                           2,664
                    41  FMC Corp. (b)                                                                          3,019
                    73  Great Lakes Chemical Corp.                                                             3,805
                   123  Hercules, Inc.                                                                         5,858
                    84  Mallinckrodt, Inc.                                                                     3,654
                    77  Nalco Chemical Co.                                                                     2,801
                   215  PPG Industries, Inc.                                                                  12,255
                   179  Praxair, Inc.                                                                          7,921
                    74  Rohm & Haas Co.                                                                        5,282
                    57  Sigma-Aldrich Corp.                                                                    3,349
                   149  Union Carbide Corp.                                                                    6,351
                   112  W.R. Grace & Co.                                                                       5,936
                                                                                                      --------------
                                                                                                             161,524
                                                                                                      --------------
COMMERCIAL SERVICES (0.1%)
                   376  CUC International, Inc. (b)                                                            9,212
                                                                                                      --------------
COMPUTERS & PERIPHERALS (2.6%)
                   194  3Com Corp. (b)                                                                        13,119
                   139  Amdahl Corp. (b)                                                                       1,425
                   143  Apple Computer, Inc.                                                                   3,289
                   217  Bay Networks, Inc. (b)                                                                 4,394
                    83  Cabletron Systems, Inc. (b)                                                            5,177
                   683  Cisco Systems, Inc. (b)                                                               42,261
                   311  Compaq Computer Corp. (b)                                                             21,653
                    70  Computer Sciences Corp. (b)                                                            5,198
                    44  Data General Corp. (b)                                                                   654
                    61  Dell Computer, Inc. (b)                                                                4,964
                   179  Digital Equipment Corp. (b)                                                            5,281
                   265  EMC Corp. (b)                                                                          6,956
                 1,179  Hewlett Packard Corp.                                                                 52,023
                    53  Integraph Corp. (b)                                                                      497
                   611  International Business Machines Corp.                                                 78,819
                    92  Seagate Technology, Inc. (b)                                                           6,141


See notes to financial statements.

THE KEY FUNDS                                            Schedule of Investments
STOCK INDEX FUND                                                October 31, 1996
                                                                     (UNAUDITED)

      SHARES OR
      PRINCIPAL                                        SECURITY                                          MARKET
        AMOUNT                                       DESCRIPTION                                          VALUE
COMPUTERS & PERIPHERALS - CONTINUED
                   197  Silicon Graphics, Inc. (b)                                                    $        3,645
                   211  Sun Microsystems, Inc. (b)                                                            12,871
                   135  Tandem Computers, Inc. (b)                                                             1,704
                   199  Unisys Corp. (b)                                                                       1,244
                                                                                                      --------------
                                                                                                             271,315
                                                                                                      --------------
CONGLOMERATES (0.1%)
                   264  Corning, Inc.                                                                         10,230
                                                                                                      --------------
CONSTRUCTION (0.1%)
                    82  Case Corp.                                                                             3,813
                    96  Fluor Corp.                                                                            6,288
                    45  Foster Wheeler Corp.                                                                   1,845
                                                                                                      --------------
                                                                                                              11,946
                                                                                                      --------------
CONSUMER GOODS (1.2%)
                    85  American Greetings Corp.                                                               2,491
                    58  Clorox Co.                                                                             6,329
                   169  Colgate-Palmolive Co.                                                                 15,548
                    43  Jostens, Inc.                                                                            925
                   330  Nike, Inc.                                                                            19,429
                   791  Procter & Gamble Co.                                                                  78,309
                    67  Reebok International Ltd.                                                              2,395
                    57  Stride Rite Corp.                                                                        470
                                                                                                      --------------
                                                                                                             125,896
                                                                                                      --------------
CONTAINERS (0.2%)
                    34  Ball Corp.                                                                               820
                    60  Bemis, Inc.                                                                            2,100
                   147  Crown Cork & Seal, Inc.                                                                7,056
                   182  Newell Co.                                                                             5,164
                   173  Rubbermaid, Inc.                                                                       4,023
                   113  Stone Container Corp.                                                                  1,723
                    71  Tupperware Corp.                                                                       3,648
                                                                                                      --------------
                                                                                                              24,534
                                                                                                      --------------
COSMETICS & RELATED (0.5%)
                    31  Alberto Culver Co.                                                                     1,418
                   153  Avon Products, Inc.                                                                    8,300
                   515  Gillette Co.                                                                          38,496
                   127  International Flavor & Fragance, Inc.                                                  8,588
                                                                                                      --------------
                                                                                                              56,802
                                                                                                      --------------
DEPARTMENT STORES (0.2%)
                   130  Dillard Department Stores, Inc., Class A                                               4,127
                   260  J. C. Penney Co., Inc.                                                                13,650
                    41  Mercantile Stores, Inc.                                                                2,034
                                                                                                      --------------
                                                                                                              19,811
                                                                                                      --------------

See notes to financial statements.

THE KEY FUNDS                                            Schedule of Investments
STOCK INDEX FUND                                                October 31, 1996
                                                                     (UNAUDITED)

      SHARES OR
      PRINCIPAL                                        SECURITY                                          MARKET
        AMOUNT                                       DESCRIPTION                                          VALUE
DIVERSIFIED - CONGLOMERATES, HOLDINGS (0.0%)
                    54  National Service Industries, Inc.                                             $        1,863
                                                                                                      --------------
DRUG STORES (0.0%)
                    22  Longs Drug Stores Corp.                                                                  987
                    96  Rite Aid Corp.                                                                         3,264
                                                                                                      --------------
                                                                                                               4,251
                                                                                                      --------------
ELECTRICAL EQUIPMENT (2.1%)
                   134  DSC Communications Corp. (b)                                                           1,859
                   258  Emerson Electric Co.                                                                  22,962
                 1,910  General Electric Co.                                                                 184,793
                   156  General Instrument Corp. (b)                                                           3,140
                    47  Johnson Controls, Inc.                                                                 3,431
                    45  Thomas & Betts Corp.                                                                   1,907
                    58  W. W. Grainger, Inc.                                                                    4299
                   486  Westinghouse Electric Corp.                                                              270
                                                                                                      --------------
                                                                                                             222,661
                                                                                                      --------------
ELECTRICAL SERVICES (0.0%)
                   138  General Public Utilities Corp.                                                         4,537
                                                                                                      --------------
ELECTRONIC & ELECTRICAL - GENERAL (0.9%)
                   156  Advanced Micro Devices, Inc. (b)                                                       2,769
                   253  AMP, Inc.                                                                              8,570
                    69  Andrew Corp. (b)                                                                       3,364
                   124  Cooper Industries, Inc.                                                                4,991
                    54  E G & G, Inc.                                                                            952
                    57  General Signal Corp.                                                                   2,323
                    44  Harris Corp.                                                                           2,756
                   146  Honeywell, Inc.                                                                        9,070
                   684  Motorola, Inc.                                                                        31,464
                   158  National Semiconductor Corp. (b)                                                       3,042
                   273  Raytheon Co.                                                                          13,445
                    68  Tandy Corp.                                                                            2,559
                    37  Tektronix, Inc.                                                                        1,448
                   218  Texas Instruments, Inc.                                                               10,491
                                                                                                      --------------
                                                                                                              97,244
                                                                                                      --------------
ENTERTAINMENT (0.6%)
                    58  Bally Entertainment Corp.                                                              1,747
                   112  Brunswick Corp.                                                                        2,632
                   117  Harrahs Entertainment (b)                                                              1,960
                    99  Hasbro, Inc.                                                                           3,849
                    43  King World Productions (b)                                                             1,548
                   784  Walt Disney Co.                                                                       51,646
                                                                                                      --------------
                                                                                                              63,382
                                                                                                      --------------
ENVIRONMENTAL CONTROL (0.0%)
                   353  Laidlaw, Inc., Class B                                                                 4,148
                                                                                                      --------------
FINANCIAL SERVICES (1.7%)
                   548  American Express Co.                                                                  25,756
                   334  Automatic Data Processing, Inc.                                                       13,903
                    61  Beneficial Corp.                                                                       3,568
                    78  Ceridian Corp. (b)                                                                     3,871
                   189  Dean Witter Discover & Co.                                                            11,127
                   206  Federal Home Loan Mortgage Corp.                                                      20,806
                 1,263  Federal National Mortgage Assoc.                                                      49,415
                   302  Fleet Financial Group                                                                 15,062
                   158  Green Tree Financial Corp.                                                             6,261

FINANCIAL SERVICES - CONTINUED

See notes to financial statements.

THE KEY FUNDS                                            Schedule of Investments
STOCK INDEX FUND                                                October 31, 1996
                                                                     (UNAUDITED)

      SHARES OR
      PRINCIPAL                                        SECURITY                                          MARKET
        AMOUNT                                       DESCRIPTION                                          VALUE
                   125  H.F. Ahmanson & Co.                                                           $        3,922
                   112  Household International, Inc.                                                          9,912
                   257  MBNA Corp.                                                                             9,702
                    76  Transamerica Corp.                                                                     5,766
                                                                                                      --------------
                                                                                                             179,071
                                                                                                      --------------
FOOD DISTRIBUTORS (0.3%)
                   291  Albertsons, Inc.                                                                      10,003
                    43  Fleming Cos., Inc.                                                                       747
                    43  Great Altantic & Pacific Tea, Inc.                                                     1,290
                   145  Kroger Co. (b)                                                                         6,471
                    77  Supervalu, Inc.                                                                        2,291
                   209  Sysco Corp.                                                                            7,106
                   174  Winn Dixie Stores, Inc.                                                                5,807
                                                                                                      --------------
                                                                                                              33,715
                                                                                                      --------------
FOOD PROCESSING & PACKAGING (1.5%)
                   630  Archer-Daniels-Midland Co.                                                            13,702
                   167  CPC International, Inc.                                                               13,172
                   265  Campbell Soup Co.                                                                     21,200
                   281  ConAgra, Inc.                                                                         14,015
                   182  General Mills, Inc.                                                                   10,397
                   427  H.J. Heinz Co.                                                                        15,159
                   175  Hershey Foods Corp.                                                                    8,466
                   245  Kellogg Co.                                                                           15,557
                    95  Pioneer Hi-Bred International, Inc.                                                    6,377
                   156  Quaker Oats Co.                                                                        5,538
                   121  Ralston Purina Group                                                                   8,001
                   560  Sara Lee Corp.                                                                        19,880
                   133  Wm. Wrigley Jr. Co.                                                                    8,013
                                                                                                      --------------
                                                                                                             159,477
                                                                                                      --------------
FOREST PRODUCTS - LUMBER & PAPER (1.3%)
                   150  Alco Standard Corp.                                                                    6,956
                    54  Boise Casacade Corp.                                                                   1,674
                   109  Champion International Corp.                                                           4,742
                   104  Georgia Pacific Corp.                                                                  7,800
                   345  International Paper Co.                                                               14,749
                    97  James River Corp.                                                                      3,055
                   324  Kimberly-Clark Corp.                                                                  30,213
                   125  Louisiana Pacific Corp.                                                                2,609
                    61  Mead Corp.                                                                             3,462
                   114  Moore Corp. Ltd.                                                                       2,308
                    33  Potlatch Corp.                                                                         1,411
                    62  Temple Inland, Inc.                                                                    3,178
                    78  Union Camp Corp.                                                                       3,802
                   116  Westvaco Corp.                                                                         3,306
                   228  Weyerhauser Co.                                                                       10,460
                    62  Willamette Industries, Inc.                                                            4,185
                                                                                                      --------------
                                                                                                             103,910
                                                                                                      --------------
FUNERAL SERVICES (0.1%)
                   272  Service Corp. International                                                            7,752
                                                                                                      --------------
HEALTH CARE (0.3%)
                   775  Columbia HCA Healthcare Corp.                                                         27,706
                   186  Humana, Inc. (b)                                                                       3,395
                                                                                                      --------------
                                                                                                              31,101
                                                                                                      --------------

See notes to financial statements.

THE KEY FUNDS                                            Schedule of Investments
STOCK INDEX FUND                                                October 31, 1996
                                                                     (UNAUDITED)

      SHARES OR
      PRINCIPAL                                        SECURITY                                          MARKET
        AMOUNT                                       DESCRIPTION                                          VALUE
HEAVY MACHINERY (0.5%)
                   165  Baker Hughes, Inc.                                                            $        5,878
                   222  Caterpillar Tractor, Inc.                                                             15,235
                   298  Deere & Co.                                                                           12,441
                    53  Harnischfeger Industries, Inc.                                                         2,120
                   125  Ingersoll Rand Co.                                                                     5,203
                    62  McDermott International, Inc.                                                          1,101
                   174  Tyco Laboratories, Inc.                                                                8,635
                                                                                                      --------------
                                                                                                              50,613
                                                                                                      --------------
HOLDING COMPANIES (0.1%)
                   135  ITT Corp. (b)                                                                          5,670
                   136  ITT Industries                                                                         3,162
                                                                                                      --------------
                                                                                                               8,832
                                                                                                      --------------
HOSPITAL & NURSING EQUIPMENT (0.0%)
                    65  Bard C.R., Inc.                                                                        1,836
                                                                                                      --------------
HOTELS & MOTELS (0.2%)
                   130  HFS, Inc. (b)                                                                          9,523
                   220  Hilton Hotels Corp.                                                                    6,682
                   148  Marriott International, Inc.                                                           8,418
                                                                                                      --------------
                                                                                                              24,623
                                                                                                      --------------
HOUSEHOLD GOODS - APPLIANCES & FURNISHINGS (0.1%)
                   116  Maytag Corp.                                                                           2,305
                    84  Whirlpool Corp.                                                                        3,969
                                                                                                      --------------
                                                                                                               6,274
                                                                                                      --------------

INSURANCE - MULTI-LINE (2.5%)
                   171  Aetna Life & Casualty Co.                                                             11,436
                    51  Alexander & Alexander Services, Inc.                                                     778
                   514  Allstate Corp.                                                                        28,848
                   236  American General Corp.                                                                 8,791
                   542  American International Group, Inc.                                                    58,874
                   124  AON Corp.                                                                              7,161
                    88  Cigna Corp.                                                                           11,484
                   201  Chubb Corp.                                                                           10,050
                    90  General Re Corp.                                                                      13,253
                   135  ITT Hartford Group, Inc.                                                               8,505
                    81  Jefferson Pilot Corp.                                                                  4,607
                   119  Lincoln National Corp.                                                                  5771
                   132  Loews Corp.                                                                           10,907
                    83  Marsh & McLennan Cos., Inc.                                                             8642
                    65  MGIC Investment Corp.                                                                  4,461
                   108  Providian Corp                                                                         5,076
                   144  Safeco Corp.                                                                           5,436
                    96  St. Paul Cos., Inc.                                                                    5,220
                    82  Torchmark Corp.                                                                        3,967
                   554  Travelers, Inc.                                                                       30,054
                    84  UNUM Corp.                                                                             5,281
                   136  USF & G Corp.                                                                          2,584
                    39  USLIFE Corp.                                                                           1,219
                   211  United Healthcare                                                                      7,992
                                                                                                      --------------
                                                                                                             260,397
                                                                                                      --------------


See notes to financial statements.

THE KEY FUNDS                                            Schedule of Investments
STOCK INDEX FUND                                                October 31, 1996
                                                                     (UNAUDITED)

      SHARES OR
      PRINCIPAL                                        SECURITY                                          MARKET
        AMOUNT                                       DESCRIPTION                                          VALUE
MACHINE TOOLS (0.0%)
                    45  Cincinnati Milacron, Inc.                                                     $          861
                    39  Giddings & Lewis, Inc.                                                                   458
                                                                                                      --------------
                                                                                                               1,319
                                                                                                      --------------
MANUFACTURING - CAPITAL GOODS (0.5%)
                   131  Dover Corp.                                                                            6,730
                   140  Illinois Tool Works, Inc.                                                              9,835
                   484  Minnesota Mining & Manufacturing                                                      37,087
                    31  Trinova Corp.                                                                          1,019
                                                                                                      --------------
                                                                                                              54,671
                                                                                                      --------------
MANUFACTURING - CONSUMER GOODS (0.1%)
                   316  Mattel, Inc.                                                                           9,125
                    61  Western Atlas, Inc. (b)                                                                4,232
                                                                                                      --------------
                                                                                                              13,357
                                                                                                      --------------
MANUFACTURING - MISCELLANEOUS (0.4%)
                    33  Briggs & Stratton Corp.                                                                1,320
                    49  Millipore Corp.                                                                           58
                   132  Pall Corp.                                                                             3,383
                    84  Parker-Hannifin Corp.                                                                  3,182
                   183  Unilever N. V.                                                                        27,976
                   121  Whitman Corp.                                                                          2,934
                                                                                                      --------------
                                                                                                              38,853
                                                                                                      --------------
MEDICAL SERVICES (0.1%)
                   113  Beverly Enterprises, Inc. (b)                                                          1,398
                    50  Community Psychiatric Centers, Inc. (b)                                                  444
                    71  Manor Care, Inc.                                                                       2,787
                   248  Tenet Healthcare Corp. (b)                                                             5,177
                                                                                                      --------------
                                                                                                               9,806
                                                                                                      --------------
MEDICAL SUPPLIES (0.6%)
                    65  Bausch & Lomb, Inc.                                                                    2,194
                   314  Baxter International, Inc.                                                            13,070
                   143  Becton Dickinson & Co.                                                                 6,221
                   133  Biomet, Inc.                                                                           2,145
                   204  Boston Scientific Corp. (b)                                                           11,092
                   274  Medtronic, Inc.                                                                       17,639
                    93  St. Jude Medical, Inc.  (b)                                                            3,674
                    71  United States Surgical Corp.                                                           2,973
                                                                                                      --------------
                                                                                                              59,008
                                                                                                      --------------

See notes to financial statements.

THE KEY FUNDS                                            Schedule of Investments
STOCK INDEX FUND                                                October 31, 1996
                                                                     (UNAUDITED)

      SHARES OR
      PRINCIPAL                                        SECURITY                                          MARKET
        AMOUNT                                       DESCRIPTION                                          VALUE
METALS - FABRICATION (0.4%)
                   261  Alcan Aluminum Ltd.                                                           $        8,580
                   140  Allegheny Teledyne Inc.                                                                2,993
                    49  Asarco, Inc.                                                                           1,286
                   106  Cyprus Amax Minerals                                                                   2,398
                   225  Freeport-McMoRan Copper & Gold, Inc., Class B                                          6,834
                   169  Homestake Mining Co.                                                                   2,408
                    55  Inland Steel Industries, Inc.                                                            887
                   113  Newmont Mining Corp.                                                                   5,226
                    75  Phelps Dodge Corp.                                                                     4,716
                    73  Reynolds Metals Co.                                                                    4,106
                                                                                                      --------------
                                                                                                              39,434
                                                                                                      --------------
MINING (0.0%)
                   151  Santa Fe Pacific Gold Corp.                                                            1,793
                                                                                                      --------------
PRIMARY METAL & MINERAL PRODUCTION (0.2%)
                   122  Armco, Inc. (b)                                                                          458
                   102  Battle Mountain Gold Co.                                                                 778
                   412  Barrick Gold Corp.                                                                    10,764
                   127  Bethlehem Steel Corp. (b)                                                              1,032
                   160  Echo Bay Mines Ltd.                                                                    1,250
                   166  Englehard Corp.                                                                        3,029
                   150  Inco Ltd.                                                                              4,762
                    97  USX-U.S. Steel Group, Inc.                                                             2,643
                                                                                                      --------------
                                                                                                              24,716
                                                                                                      --------------
NEWSPAPERS (0.3%)
                   161  Gannett Co., Inc.                                                                     12,216
                   109  Knight-Ridder, Inc.                                                                    4,074
                   112  New York Times Co., Class A                                                            4,046
                   119  Times Mirror Co., Class A                                                              5,504
                    70  Tribune Co.                                                                            5,723
                                                                                                      --------------
                                                                                                              31,563
                                                                                                      --------------
OFFICE EQUIPMENT & SUPPLIES (0.3%)
                   172  Pitney Bowes, Inc.                                                                     9,610
                   374  Xerox Corp.                                                                           17,344
                                                                                                      --------------
                                                                                                              26,954
                                                                                                      --------------
OIL & GAS EXPLORATION & PRODUCTION (1.8%)
                   106  Amerada Hess Corp.                                                                     5,869
                    74  Ashland, Inc.                                                                          3,145
                   144  Burlington Resource, Inc.                                                              7,254
                   121  Coastal Corp.                                                                          5,203
                    62  Columbia Gas System, Inc.                                                              3,766
                    22  Eastern Enterprises                                                                      847
                   291  Enron Corp.                                                                           13,532
                    78  Enserch Corp.                                                                          1,677
                    27  Helmerich & Payne, Inc.                                                                1,461
                    56  Kerr-Mcgee Corp.                                                                       3,514
                    39  Louisana Land & Exploration Co.                                                        2,218
                   454  Mobil Corp.                                                                           53,005
                   158  Noram Energy Corp.                                                                     2,429
                   372  Occidental Petroleum Corp.                                                             9,114
                    30  Oneok, Inc.                                                                              806
                   120  Oryx Energy Co. (b)                                                                    2,310
                   174  Panenergy Corp.                                                                        6,699
                    53  Pennzoil Co.                                                                           2,703
                   304  Phillips Petroleum Co.                                                                12,464
                    97  Rowan Cos. (b)                                                                         2,170
                   104  Sante Fe Energy Resources, Inc. (b)                                                    1,482


See notes to financial statements.

THE KEY FUNDS                                            Schedule of Investments
STOCK INDEX FUND                                                October 31, 1996
                                                                     (UNAUDITED)

      SHARES OR
      PRINCIPAL                                        SECURITY                                          MARKET
        AMOUNT                                       DESCRIPTION                                          VALUE
OIL & GAS EXPLORATION & PRODUCTION - CONTINUED
                    99  Sonat, Inc.                                                                   $        4,876
                    84  Sun Co., Inc.                                                                          1,879
                   197  Tenneco, Inc.                                                                          9,752
                   332  USX - Marathon Group                                                                   7,263
                   250  Union Pacific Resources Group, Inc.                                                    6,862
                   286  Unocal Corp.                                                                          10,475
                   120  Williams Co., Inc.                                                                     6,270
                                                                                                      --------------
                                                                                                             189,045
                                                                                                      --------------
OIL - INTEGRATED COMPANIES (3.6%)
                   574  Amoco Corp.                                                                           43,481
                   185  Atlantic Richfield Co.                                                                24,512
                   754  Chevron Corp.                                                                         49,576
                 1,435  Exxon Corp.                                                                          127,177
                   618  Royal Dutch Petroleum Co.                                                            102,202
                   304  Texaco, Inc.                                                                          30,894
                                                                                                      --------------
                                                                                                             377,842
                                                                                                      --------------
OILFIELD EQUIPMENT & SERVICES (0.4%)
                   206  Dresser Industries, Inc.                                                               6,772
                   131  Halliburton Co.                                                                        7,418
                   283  Schlumberger Ltd.                                                                     28,052
                                                                                                      --------------
                                                                                                              42,242
                                                                                                      --------------
PAINT, VARNISHES & ENAMELS (0.0%)
                    97  Sherwin-Williams Co.                                                                   4,862
                                                                                                      --------------
PHARMACEUTICALS (5.1%)
                   902  Abbott Laboratories                                                                   45,663
                    75  Allergan, Inc.                                                                         2,288
                    96  Alza Corp., Class A (b)                                                                2,484
                   734  American Home Products Corp.                                                          44,957
                   305  Amgen, Inc. (b)                                                                       18,701
                   580  Bristol-Myers Squibb Co.                                                              61,335
                   631  Eli Lilly & Co.                                                                       44,485
                 1,539  Johnson & Johnson, Inc.                                                               75,796
                 1,407  Merck & Co., Inc.                                                                    104,294
                   742  Pfizer, Inc.                                                                          61,400
                   587  Pharmacia & Upjohn Co.                                                                21,132
                   425  Schering-Plough Corp.                                                                 27,200
                   312  Warner-Lambert Co.                                                                    19,851
                                                                                                      --------------
                                                                                                             529,586
                                                                                                      --------------
PHOTOGRAPHY (0.3%)
                   390  Eastman Kodak Co.                                                                     31,103
                    52  Polaroid Corp.                                                                         2,112
                                                                                                      --------------
                                                                                                              33,215
                                                                                                      --------------
POLLUTION CONTROL SERVICES & EQUIPMENT (0.3%)
                   245  Browning-Ferris Industries, Inc.                                                       6,431
                    66  Safety Kleen                                                                           1,031
                   568  WMX Technologies,Inc.                                                                 19,525
                                                                                                      --------------
                                                                                                              26,987
                                                                                                      --------------
PRECISION INSTRUMENTS & RELATED (0.0%)
                    50  Perkin-Elmer Corp.                                                                     2,681
                                                                                                      --------------

See notes to financial statements.

THE KEY FUNDS                                            Schedule of Investments
STOCK INDEX FUND                                                October 31, 1996
                                                                     (UNAUDITED)

      SHARES OR
      PRINCIPAL                                        SECURITY                                          MARKET
        AMOUNT                                       DESCRIPTION                                          VALUE
PUBLISHING (0.5%)
                    94  Deluxe Corp.                                                                  $        3,067
                   112  Dow Jones & Co., Inc.                                                                  3,696
                   196  Dun & Bradstreet Corp.                                                                11,344
                    35  John H. Harland Co.                                                                    1,089
                   114  McGraw Hill, Inc.                                                                      5,344
                    31  Meredith Corp.                                                                         1,558
                   177  R.R. Donnelley & Sons Co.                                                              5,376
                   614  Time Warner, Inc.                                                                     22,871
                                                                                                      --------------
                                                                                                              54,345
                                                                                                      --------------
RADIO & TELEVISION (0.3%)
                   270  Comcast, Class A Special Shares                                                        3,983
                   755  Tele-Communications, Inc., Class A (b)                                                 9,390
                   547  US West Media Group (b)                                                                8,547
                   413  Viacom, Class B (b)                                                                   13,474
                                                                                                      --------------
                                                                                                              35,394
                                                                                                      --------------
RAILROADS (0.6%)
                   175  Burlington Northern/Santa Fe, Inc.                                                    14,416
                   244  CSX Corp.                                                                             10,522
                    93  Conrail, Inc.                                                                          8,847
                   146  Norfolk Southern Corp.                                                                13,012
                   258  Union Pacific Corp.                                                                   14,480
                                                                                                      --------------
                                                                                                              61,277
                                                                                                      --------------
RESTAURANTS (0.4%)
                   181  Darden Restaurants, Inc.                                                               1,516
                    27  Luby's Cafeterias, Inc.                                                                  567
                   809  McDonald's Corp.                                                                      35,899
                    59  Ryan's Family Steak Houses, Inc. (b)                                                     435
                    57  Shoney's, Inc. (b)                                                                       420
                   148  Wendy's International, Inc.                                                            3,053
                                                                                                      --------------
                                                                                                              41,890
                                                                                                      --------------
RETAIL (1.6%)
                   168  American Stores Co.                                                                    6,951
                   119  Charming Shoppes, Inc. (b)                                                               550
                   248  Dayton Hudson Corp.                                                                    8,587
                   240  Federated Department Stores, Inc. (b)                                                  7,920
                    83  Harcourt General, Inc.                                                                 4,129
                   561  K-Mart Corp.                                                                           5,470
                   188  Lowes Cos., Inc.                                                                       7,591
                   289  May Department Stores Co.                                                             13,691
                    92  Nordstrom, Inc.                                                                        3,318
                   226  Price/Costco, Inc. (b)                                                                 4,492
                   452  Sears, Roebuck & Co.                                                                  21,865
                 2,651  Wal-Mart Stores, Inc.                                                                 70,583
                   284  Walgreen Co.                                                                          10,721
                   152  Woolworth Corp. (b)                                                                    3,192
                                                                                                      --------------
                                                                                                             169,060
                                                                                                      --------------

See notes to financial statements.

THE KEY FUNDS                                            Schedule of Investments
STOCK INDEX FUND                                                October 31, 1996
                                                                     (UNAUDITED)

      SHARES OR
      PRINCIPAL                                        SECURITY                                          MARKET
        AMOUNT                                       DESCRIPTION                                          VALUE
RETAIL - SPECIALTY STORES (0.7%)
                   113  Circuit City Stores, Inc.                                                     $        3,701
                    35  Footstar, Inc. (b)                                                                       766
                   330  The Gap                                                                                9,570
                    69  Giant Food, Inc.                                                                       2,329
                   553  Home Depot, Inc.                                                                      30,277
                   312  The Limited, Inc.                                                                      5,733
                   121  Melville Corp.                                                                         4,508
                    83  TJX Cos., Inc.                                                                         3,320
                   316  Toys R Us, Inc. (b)                                                                   10,705
                                                                                                      --------------
                                                                                                              70,909
                                                                                                      --------------
RUBBER & RUBBER PRODUCTS (0.1%)
                    62  B.F. Goodrich, Inc.                                                                    2,627
                    96  Cooper Tire & Rubber Co.                                                               1,884
                   179  Goodyear Tire & Rubber Co.                                                             8,212
                                                                                                      --------------
                                                                                                              12,723
                                                                                                      --------------
SEMICONDUCTORS (1.4%)
                   206  Applied Materials, Inc. (b)                                                            5,446
                   949  Intel Corp.                                                                          110,943
                   148  LSI Logic Corp. (b)                                                                    3,922
                   240  Micron Technology, Inc.                                                                6,030
                                                                                                      --------------
                                                                                                             126,341
                                                                                                      --------------
SOFTWARE & COMPUTER SERVICES (1.7%)
                    53  Autodesk, Inc.                                                                         1,212
                   419  Computer Associates International, Inc.                                               24,773
                   257  First Data Corp.                                                                      20,496
                   690  Microsoft Corp. (b)                                                                   94,703
                   409  Novell, Inc. (b)                                                                       3,783
                   756  Oracle Systems Corp. (b)                                                              31,988
                    26  Shared Medical Systems Corp.                                                           1,255
                                                                                                      --------------
                                                                                                             178,210
                                                                                                      --------------
STEEL (0.1%)
                   100  Nucor Corp.                                                                            4,737
                   104  Worthington Industries, Inc.                                                           2,158
                                                                                                      --------------
                                                                                                               6,895
                                                                                                      --------------
TAX RETURN PREPARATION (0.0%)
                   118  H & R Block, Inc.                                                                      2,921
                                                                                                      --------------
TELECOMMUNICATIONS (1.7%)
                   576  AirTouch Communications, Inc. (b)                                                     15,048
                   218  Alltel Corp.                                                                           6,649
                   505  Bell Atlantic Corp.                                                                   30,426
                   731  Lucent Technologies, Inc.                                                             34,357
                   298  Northern Telecom Ltd.                                                                 19,407
                   495  Pacific Telesis Group                                                                 16,830
                    89  Scientific-Atlanta, Inc.                                                               1,290
                   498  Sprint Corp.                                                                          19,547
                   101  Tellabs, Inc. (b)                                                                      8,598
                   552  U. S. West, Inc.                                                                      16,767
                   448  Worldcom, Inc. (b)                                                                    10,920
                                                                                                      --------------
                                                                                                             179,839
                                                                                                      --------------

See notes to financial statements.

THE KEY FUNDS                                            Schedule of Investments
STOCK INDEX FUND                                                October 31, 1996
                                                                     (UNAUDITED)

      SHARES OR
      PRINCIPAL                                        SECURITY                                          MARKET
        AMOUNT                                       DESCRIPTION                                          VALUE
TEXTILE MANUFACTURING (0.1%)
                    87  Fruit of The Loom, Inc. (b)                                                   $        3,165
                    44  Russell Corp.                                                                          1,248
                    22  Springs Industries, Inc., Class A                                                        993
                    73  V. F. Corp.                                                                            4,772
                                                                                                      --------------
                                                                                                              10,178
                                                                                                      --------------
TOBACCO & TOBACCO PRODUCTS (1.0%)
                   197  American Brands, Inc.                                                                  9,406
                   947  Philip Morris Cos., Inc.                                                              87,716
                   218  UST, Inc.                                                                              6,295
                                                                                                      --------------
                                                                                                             103,417
                                                                                                      --------------
TOOLS & HARDWARE MANUFACTURING (0.1%)
                   101  Black & Decker Corp.                                                                   3,775
                    67  Snap On Tools, Inc.                                                                    2,152
                   102  Stanley Works                                                                          2,881
                    35  Timken Co.                                                                             1,562
                                                                                                      --------------
                                                                                                              10,370
                                                                                                      --------------
TRANSPORTATION LEASING & TRUCKING (0.1%)
                    45  Caliber Systems, Inc.                                                                    759
                    49  Consolidated Freightways, Inc.                                                         1,176
                    65  Federal Express Corp. (b)                                                              5,233
                    93  Ryder Systems, Inc.                                                                    2,767
                    31  Yellow Corp. (b)                                                                         405
                                                                                                      --------------
                                                                                                              10,340
                                                                                                      --------------
TRUCKS - MANUFACTURING (0.0%)
                    10  Nacco Industries, Inc.                                                                   463
                                                                                                      --------------
UTILITIES - ELECTRIC (1.6%)
                   215  American Electric Power Co.                                                            8,922
                   174  Carolina Power & Light Co.                                                             6,286
                   242  Central & South West Corp.                                                             6,413
                   181  CINergy Corp.                                                                          5,996
                   272  Consolidated Edison Co. NY, Inc.                                                       7,956
                   166  Detroit Edison Co.                                                                     5,001
                   205  Dominion Resources, Inc.                                                               7,739
                   234  Duke Power Co.                                                                        11,437
                   507  Edison International                                                                  10,013
                   264  Entergy Corp                                                                           7,392
                   211  FPL Group, Inc.                                                                        9,706
                   303  Houston Industries                                                                     6,931
                   166  Niagara Mohawk Power Corp.                                                             1,411
                    79  Northern States Power Co. Minnesota                                                    3,713
                   174  Ohio Edison Co.                                                                        3,632
                   338  PacifiCorp                                                                             7,140
                   256  Peco Energy Co.                                                                        6,464
                   185  PP&L Resources, Inc.                                                                   4,324
                   282  Public Service Enterprise Group                                                        7,579
                    50  Raychem Corp.                                                                          3,906
                   779  Southern Co.                                                                          17,235
                   259  Texas Utilities Co.                                                                   10,489


See notes to financial statements.

THE KEY FUNDS                                            Schedule of Investments
STOCK INDEX FUND                                                October 31, 1996
                                                                     (UNAUDITED)

      SHARES OR
      PRINCIPAL                                        SECURITY                                          MARKET
        AMOUNT                                       DESCRIPTION                                          VALUE
UTILITIES - ELECTRIC (1.6%)
                   248  Unicom Corp.                                                                  $        6,448
                   117  Union Electric Co.                                                                     4,519
                                                                                                      --------------
                                                                                                             170,652
                                                                                                      --------------
UTILITIES - ELECTRIC & GAS (0.2%)
                   169  Baltimore Gas & Electric Co.                                                           4,605
                   480  Pacific Gas & Electric Co.                                                            11,280
                    39  Peoples Energy Corp.                                                                   1,375
                                                                                                      --------------
                                                                                                              17,260
                                                                                                      --------------
UTILITIES - NATURAL GAS (0.1%)
                   109  Consolidated Natural Gas Co.                                                           5,790
                    57  Nicor, Inc.                                                                            1,988
                    97  Pacific Enterprises                                                                    2,983
                                                                                                      --------------
                                                                                                              10,761
                                                                                                      --------------
UTILITIES - TELECOMMUNICATIONS (2.6%)
                 1,863  A T & T Corp.                                                                         64,972
                   636  Ameritech Corp.                                                                       34,821
                 1,148  BellSouth Corp.                                                                       46,781
                 1,119  GTE Corp.                                                                             47,138
                   795  MCI Telecommunications Corp.                                                          19,974
                   506  Nynex Corp.                                                                           22,517
                   704  SBC Communications, Inc.                                                              34,232
                                                                                                      --------------
                                                                                                             270,435
---------------------------------------------------------------------------------------------------------------------
  TOTAL COMMON STOCKS     (COST $5,849,053)                                                                6,135,352
---------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS (1.2%)
              $125,000  5.20%, 12/19/96(c)  (COST $124,162)                                                  124,168
                                                                                                      --------------
---------------------------------------------------------------------------------------------------------------------
TOTAL (COST $10,087,064) (a)                                                                          $   10,373,369
---------------------------------------------------------------------------------------------------------------------


--------------

  Percentages indicated are based on net assets of $10,427,345.

(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amount in thousands):

                        Unrealized appreciation                                                       $      448,046
                        Unrealized depreciation                                                             (161,741)
                                                                                                      --------------
                        Net unrealized appreciation                                                   $      286,305
                                                                                                      ==============
(b) Represents non-income producing security.

(c) Serves as collateral for futures contracts.


See notes to financial statements.

THE KEY FUNDS                                            Schedule of Investments
STOCK INDEX FUND                                                October 31, 1996
                                                                     (UNAUDITED)

      SHARES OR
      PRINCIPAL                                        SECURITY                                          MARKET
        AMOUNT                                       DESCRIPTION                                          VALUE

FUTURES CONTRACTS
                                                                                     Number of          Unrealized
                                                                                     Contracts         Appreciation
                                                                                                      --------------
                       Long, Standard & Poor's 500 Index
                        Futures Contract, face amount $3,056,660
                        expiring December 19, 1996                                          9         $      136,764
                                                                                                      --------------
                                                                                                      $      136,764
                                                                                                      ==============
See Notes to Financial Statements.

KEY STOCK INDEX FUND
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1996
(Unaudited)

ASSETS:
Investments in securities, at value (cost,$10,087,064)                           $10,373,369
Cash                                                                                       1
Receivable for securities sold                                                         3,447
Dividend and interest receivable                                                      11,563
Receivable from Adviser                                                               15,616
Variation margin receivable                                                           30,825
Deferred organizational costs                                                         28,398
                                                                                 -----------

                 Total Assets                                                     10,463,219
                                                                                 -----------
LIABILITIES:
Payable for securities purchased
Accrued expenses and other liabilities:                                                2,159
                 Accounting and transfer agent fees                                    6,306
                 Legal fees and audit fees                                             8,993
                 Other                                                                18,416
                                                                                 -----------

                 Total Liabilities                                                    35,874
                                                                                 -----------

NET ASSETS - Applicable for 998,962 shares of capital
stock outstanding (25 million shares authorized)                                 $10,427,345
                                                                                 ===========

NET ASSET VALUE AND REDEMPTION
VALUE PER SHARE                                                                       $10.44
                                                                                 ===========

NET ASSETS CONSISTS OF:
Paid in capital                                                                   $9,960,267
Undistributed net investment income                                                   28,160
Realized capital gains/(losses) on investments                                        15,849
Unrealized appreciation/(depreciation) on investments                                423,069
                                                                                 -----------
NET ASSETS                                                                       $10,427,345
                                                                                 ===========


(See Notes to Financial Statements)

KEY STOCK INDEX FUND
STATEMENT OF OPERATIONS
For the Period Ended October 31, 1996*
(Unaudited)


INVESTMENT IINCOME:
Dividend income                                                $35,389
Interest income                                                 45,750
                                                             ---------
                 Total Income                                              $81,139
                                                                         ---------


Expenses:
Investment advisory fees                                         2,524
Administration fees                                              3,786
Accounting fees                                                 22,067
Transfer agent fees                                              2,376
Custodian fees                                                  21,671
Legal and audit fees                                            13,482
Trustees' fees and expenses                                        980
Registration and filing fees                                     9,200
Printing fees                                                    1,494
Miscellaneous                                                    1,022
                                                             ---------
Total Expenses                                                              78,602

Less:  Waiver of investment advisory fees                        2,524
            Waiver of administration fees                        2,090
            Reimbursement of other expenses                     73,988
                                                             ---------

                 Total Waivers and Reimbursements                          (78,602)
                                                                         ---------

Net Expenses                                                                     0
                                                                         ---------

NET INVESTMENT INCOME                                                       81,139
                                                                         ---------

NET REALIZED AND UNREALIZED GAINS/(LOSSES):
Net realized gains/(losses)                                     15,849
Net change in unrealized appreciation/(depreciation)           423,069
                                                             ---------
                 Net Realized and Unrealized Gains/(Losses)                438,918
                                                                         ---------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                                 $520,057
                                                                         =========


*For the period from July 1, 1996 (commencement of operations) through October 31, 1996.

(See Notes to Financial Statements)

KEY STOCK INDEX FUND
STATEMENT OF CHANGES IN NET ASSETS
For the period ended October 31, 1996*
(Unaudited)


INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income                                                  $81,139
Net realized gains                                                      15,849
Net change in unrealized appreciation/(depreciation)                   423,069
                                                                  ------------
Net increase/(decrease) in net assets resulting from operations        520,057
                                                                  ------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income                                                  (52,978)
                                                                  ------------
                 Total dividends and distributions                     (52,978)
                                                                  ------------

CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold                                    10,433,835
Reinvestment of dividends                                               52,979
Cost of capital stock redeemed                                        (526,547)
                                                                  ------------
Net increase/(decrease) in net assets from capital                   9,960,267
stock transactions                                                ------------


Total Increase/(Decrease) in Net Assets                             10,427,345
                                                                  ------------

NET ASSETS:
Beginning of period                                                          0
                                                                  ------------
End of period (includes undistributed net                          $10,427,345
   investment income of $28,160)                                  ============



SHARE TRANSACTIONS:
Shares sold                                                          1,045,851
Dividends reinvested                                                     5,225
Shares redeemed                                                        (52,114)
                                                                  ------------
Increase in shares for the Period                                      998,962
                                                                  ============



*For the period from July 1 ,1996 (commencement of operations) through October 31, 1996.

(See Notes to Financial Statements)

KEY STOCK INDEX FUND
FINANCIAL HIGHLIGHTS
For the period ended October 31, 1996*
(Unaudited)

Per Share Operating Performance
Income from Investment Operations
Net asset value, beginning of period                         $10.00
Net investment income                                          0.08
Net realized and unrealized gain (loss)                        0.42
                                                         ----------
Total from investment operations                               0.50

Less:
Dividends from (net investment income)                        (0.06)
                                                         ----------

Net asset value, end of period                               $10.44
                                                         ==========


Total Investment Return                                        5.05%(a)

Ratios/Supplemental Data:
Net assets end of period (in thousands)                     $10,427
Ratio of expenses to average net assets                        0.00%(b)
Ratio of net investment income to average net assets           3.21%(b)
Ratio of expenses to average net assets**                      3.11%(b)
Ratio of net investment income to average net assets**         0.10%(b)
Portfolio Turnover                                                1%
Average Commission Rate paid per Share                        $0.02


* For the period from July 1, 1996 (commencement of operations) through October 31, 1996.

** During the period, certain fees were voluntarily waived and certain expenses were reimbursed. If such voluntary fee waivers and expense reimbursements had not occurred, the ratios would have been as indicated.

(a)  Not annualized.

(b)  Annualized.



(See Notes to Financial Statements)

KEY MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Unaudited)
--------------------------------------------------------------------------------


NOTE 1 - GENERAL

Key Mutual Funds (the "Company") is registered under the Investment Company Act of 1940 (the "Act"), as an open-end management investment company. The Company, incorporated in Maryland on May 26, 1983 under the name SBSF Funds, Inc., is currently doing business under the name "Key Mutual Funds." Key Mutual Funds is a series company currently issuing capital stock of several different investment portfolios, one of which: the Key Stock Index Fund (the "Fund") is included in this report. The Company has 25 billion shares of $.01 par value capital stock authorized.

--------------------------------------------------------------------------------


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires BISYS Fund Services ("BISYS") to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

(a) INVESTMENT VALUATION: Securities traded on a national securities exchange or the NASDAQ National Market are valued as of the close of regular trading of the New York Exchange which is generally 4:00 p.m. (Eastern time) on each business day of the Funds. Listed and unlisted securities for which such information is regularly reported are valued at the last sales price or, in the absence of sales, at the mean between the most recent bid and asked price. Listed debt securities and over-the-counter securities are valued at the mean between the most recent bid and asked price. Securities for which quotations are not readily available and any other assets are valued at fair value as determined in good faith under the supervision of the Board of Directors. Short-term investments with maturities of sixty days or less are valued at amortized cost, which approximates market value.

(b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Discounts on debt securities are accreted to interest income over the life of the security with a corresponding increase in the security's cost basis.

(c) DIVIDENDS TO SHAREHOLDERS: Dividends payable to shareholders are recorded by the Funds on the ex-dividend date. The Key Stock Index Fund declares and pays dividends from net investment income quarterly. Distributions from net realized capital gains, offset by loss carryovers, if any, are declared and paid annually. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences may be considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

KEY MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
(Unaudited)
--------------------------------------------------------------------------------


(d) EXPENSES: Assets, liabilities and operations are accounted for separately by each investment portfolio of the Company. Expenses directly attributable to each investment portfolio are charged to that investment portfolio's operations; expenses which are applicable to the several investment portfolios are allocated among them in relation to the net assets of each investment portfolio or on another reasonable basis.

(e) ORGANIZATIONAL EXPENSE: Costs incurred in connection with the organization of the Key Stock Index Fund amounted to $30,000. Such amount is being amortized on a straight-line basis over a period not to exceed sixty months from the date the Fund commenced operations.

--------------------------------------------------------------------------------

NOTE 3 - INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH
AFFILIATES:

(a) INVESTMENT ADVISORY AND ADMINISTRATION FEES: KeyCorp. Mutual Fund Advisers, Inc. ("KMFA") serves as investment adviser to the Fund. Pursuant to the Investment Advisory Agreement, KMFA receives an advisory fee computed daily and paid monthly which is computed based on an annual rate of 0.10 of 1% of average net assets. The Investment Advisory Agreement further provides that in the event that the total expenses of the Fund exceed the limits on investment company expenses imposed by any statute or any regulatory authority of any jurisdication in which shares of the Fund are qualified for offer and sale, KMFA will bear the amount of such excess, except: (I) KMFA shall not be required to bear such excess to an extent greater than the compensation due to KMFA for the period for which such expense limitation is required to be calculated unless such statute or regulatory authority shall so require, and (ii) KMFA shall not be required to bear the expenses of the Fund to an extent which would result in the Fund's or Company's inability to qualify as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code.

For the period ended October 31, 1996, KMFA earned advisory fees of $2,524, all of which were waived. In addition, KMFA reimbursed $73,988 of other expenses to the Fund.

BISYS serves as Administrator to the Fund. In this capacity, BISYS provides facilities, equipment, statistical and research data, clerical services, fund accounting and internal compliance services and personnel necessary to carry out all administrative services required for the operation of the business affairs of the Fund. For services rendered by BISYS and related expenses borne by BISYS as Administrator, the Fund was obligated to pay BISYS a fee, computed daily and payable monthly, based on the average daily net assets of the Fund at an annual rate of 0.15 of 1%. During the period ended October 31, 1996, BISYS earned $3,786 in administration fees of which BISYS voluntarily waived $2,090. In addition to serving the Fund as Administrator, BISYS serves as independent distributor (the "Distributor") of the Fund's capital stock.

BISYS Fund Services, Inc. (BISYS, Inc.) provides the Fund with certain accounting services. During the period ended October 31, 1996, BISYS, Inc. earned fees of $22,067 for these services.

(b) DIRECTORS' FEES: Fees of $7,500 per annum, and $750 per meeting, are paid to each director of the Company.

(c) CUSTODIAN FEES: Key Trust Company of Ohio, N.A. ("Key Trust"), a subsidiary of KeyCorp and an affiliate of the Adviser, is the custodian for the Funds' cash and securities. Custodian fees, as reflected in the accompanying statement of operations, represent fees paid by the Fund to Key Trust for services it performs as custodian.

KEY MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
(Unaudited)
--------------------------------------------------------------------------------


NOTE 4 - SECURITIES

For the month period ended October 31, 1996, the cost of purchases and the proceeds from sales of investment securities, excluding short-term securities, for the Key Stock Index Fund amounted to:

                          TOTAL PURCHASES                     TOTAL SALES
                          ---------------                     -----------
                             $5,912,676                          $36,985

--------------------------------------------------------------------------------


NOTE 5 - FEDERAL INCOME TAX STATUS

It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Fund is treated as a separate entity for the purpose of determining such compliance.

                                     PART C
                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements:
    Included in Part A:
     Financial Highlights
Previously filed:
   Audited Financial Statements, including (for SBSF Fund, SBSF Convertible
     Securities Fund, SBSF Capital Growth Fund and Key Money Market Mutual
     Fund):
   Statements of Investments, November 30, 1995
   Statements of Assets and Liabilities, November 30, 1995
   Statements of Operations, November 30, 1995
   Statements of Changes in Net Assets for the years ended November 30, 1995 and
     1994
   Financial Highlights
   Notes to Financial Statements
   Report of Independent Accountants dated January 17, 1996

   Unaudited Financial Statements, including (for SBSF Fund, SBSF Convertible
     Securities Fund, SBSF Capital Growth Fund and Key Money Market Mutual
     Fund):
   Statements of Investments, May 31, 1996
   Statements of Assets and Liabilities, May 31, 1996
   Statements of Operations, May 31, 1996
   Statements of Changes in Net Assets for the six month period ended May 31,
     1996 and the year ended November 30, 1995
   Financial Highlights
   Notes to Financial Statements

Incorporated by reference in Part B:
   Unaudited Financial Statements for the period from July 1, 1996 (commencement of operations) through October 31, 1996, including (for Key Stock Index Fund only):
   Statement of Investments, October 31, 1996
   Statement of Assets and Liabilities, October 31, 1996
   Statement of Operations, October 31, 1996
   Financial Highlights
   Notes to Financial Statements


To be filed when available:
     Financial Statements with respect to KeyChoice Growth Fund, KeyChoice Moderate Growth Fund and KeyChoice Income and Growth Fund

(b) Exhibits:

         1(a) Articles of Incorporation, as amended and supplemented (filed on January 31, 1996 as Exhibit 1 to Post-Effective Amendment No. 16 and incorporated herein by reference).

          (b) Articles Supplementary to Articles of Incorporation (filed on June 11, 1996 as Exhibit 1(a) to Post-Effective Amendment No. 23 and incorporated herein by reference).

          (c) Articles of Amendment (filed on July 12, 1996 as Exhibit 1(a) to Post-Effective Amendment No. 24 and incorporated herein by reference).

          (d) Articles of Amendment to Articles of Incorporation (filed on December 16, 1996 as Exhibit 1(d) to Post-Effective Amendment No. 28 and incorporated herein by reference).

         2 By-Laws, as Amended and Restated August 14, 1996 (filed on December 16, 1996 as Exhibit 2 to Post-Effective Amendment No. 28 and incorporated herein by reference).

         3        Not Applicable.

         4        Not Applicable.

         5(a) Investment Advisory Agreement (for SBSF Fund, SBSF Money Market Fund, SBSF Convertible Securities Fund and SBSF Capital Growth Fund filed on December 16, 1996 as Exhibit 5(a) to Post-Effective Amendment No. 28 and incorporated herein by reference).

          (b) Investment Advisory Agreement (for Key Stock Index Fund and Key International Index Fund filed on December 16, 1996 as
                  Exhibit 5(b) to Post-Effective Amendment No. 28 and incorporated herein by reference).

          (c) Asset Management Agreement (for KeyChoice Growth Fund, KeyChoice Moderate Growth Fund and KeyChoice Income and Growth Fund filed on December 16, 1996 as Exhibit 5(c) to Post-Effective Amendment No. 28 and incorporated herein by reference).

         6(a) Distribution Agreement (filed on December 16, 1996 as Exhibit 6(a) to Post-Effective Amendment No. 28 and incorporated herein by reference).

          (a)(1) Amendment No. 1 to Distribution Agreement (or KeyChoice Growth Fund, KeyChoice Moderate Growth Fund and KeyChoice Income and Growth Fund filed on December 16, 1996 as Exhibit 6(a)(1) to Post-Effective Amendment No. 28 and incorporated herein by reference).

         7        Not Applicable.

         8(a)     Mutual Fund Custody Agreement (filed on January 31, 1996 as
                  Exhibit 8(a)(ii) to Post-Effective Amendment No. 16 and incorporated herein by reference).

          (b) Amendment No. 1 to Mutual Fund Custody Agreement (filed on December 16, 1996 as Exhibit 8(b) to Post-Effective Amendment No. 28 and incorporated herein by reference).

          (c) Amendment No. 2 to Mutual Fund Custody Agreement (filed on December 16, 1996 as Exhibit 8(c) to Post-Effective Amendment No. 28 and incorporated herein by reference).

          (d)     Transfer Agency Agreement (filed on December 16, 1996 as
                  Exhibit 8(d) to Post-Effective Amendment No. 28 and incorporated herein by reference).

         9(a) Administration Agreement (for SBSF Fund, Key Money Market Mutual Fund, SBSF Convertible Securities Fund and SBSF Capital Growth Fund filed on December 16, 1996 as Exhibit 9(a) to Post-Effective Amendment No. 28 and incorporated herein by reference).

          (b) Administration Agreement (for Key Stock Index Fund and Key International Index Fund filed on December 16, 1996 as Exhibit 9(b) to Post-Effective Amendment No. 28 and incorporated herein by reference).

          (b)(1) Amendment No. 1 to Administration Agreement (for KeyChoice Growth Fund, KeyChoice Moderate Growth Fund and KeyChoice Income and Growth Fund filed on December 16, 1996 as Exhibit 9(b)(1) to Post-Effective Amendment No. 28 and incorporated herein by reference).

          (c) Sub-Administration Agreement (for SBSF Fund, SBSF Money Market Fund, SBSF Convertible Securities Fund and SBSF Capital Growth Fund filed on December 16, 1996 as Exhibit 9(c) to Post-Effective Amendment No. 28 and incorporated herein by reference).

          (d) Fund Accounting Agreement (for Key Stock Index Fund and Key International Index Fund filed on December 16, 1996 as Exhibit 9(d) to Post-Effective Amendment No. 28 and incorporated herein by reference).

          (d)(1) Amendment No. 1 to Fund Accounting Agreement (for KeyChoice Growth Fund, KeyChoice Moderate Growth Fund and KeyChoice Income and Growth Fund filed on December 16, 1996 as Exhibit 9(d)(1) to Post-Effective Amendment No. 28 and incorporated herein by reference).

         10       Opinion and consent of counsel.

         11       Consent of Independent Accountants.

         12       Not Applicable.

         13       Not Applicable.

         14       Not Applicable.

         15(a) Plan of Distribution pursuant to Rule 12b-1 (for SBSF Fund, SBSF Convertible Securities Fund, SBSF Capital Growth Fund, Key Money Market Mutual Fund and Key International Index Fund filed on June 11, 1996 as Exhibit 15(c) to Post-Effective Amendment No. 23 and incorporated herein by reference).

           (b) Plan of Distribution pursuant to Rule 12b-1 (for KeyChoice Growth Fund, KeyChoice Moderate Growth Fund and KeyChoice Income and Growth Fund filed on December 16, 1996 as Exhibit 15(b) to Post-Effective Amendment No. 28 and incorporated herein by reference).

           (c) Shareholder Servicing Plan and related form of Shareholder Servicing Agreement (for SBSF Fund, SBSF Convertible Securities Fund, SBSF Capital Growth Fund, Key Money Market Mutual Fund and Key International Index Fund filed on June 11, 1996 as Exhibit 15(d) to Post-Effective Amendment No. 23 and incorporated herein by reference).

           (d) Shareholder Servicing Plan and related form of Shareholder Servicing Agreement (for KeyChoice Growth Fund, KeyChoice Moderate Growth Fund, and KeyChoice Income and Growth Fund filed on December 16, 1996 as Exhibit 15(d) to Post-Effective Amendment No. 28 and incorporated herein by reference).

         16       Computation of performance quotations (for Key Stock Index
                  Fund).

         17       Financial Data Schedules.

         18       Not Applicable.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

         No person is controlled by or under common control with Registrant.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

         Number of Record Holders as of October 31, 1996: SBSF Fund, 1,083 record holders; SBSF Convertible Securities Fund, 477 record holders; SBSF Capital Growth Fund, 323 record holders; Key Money Market Mutual Fund, 310 record holders; and Key Stock Index Fund, 16 record holders.

ITEM 27. INDEMNIFICATION.

         The Corporation shall indemnify directors, officers, employees and agents of the Corporation against judgments, fines, settlements and expenses (including attorney's fees) to the fullest extent authorized, and in the manner permitted, by applicable federal and state law, except that such indemnification will not be permitted if, in the opinion of the Board of Directors, such indemnification would be inconsistent with the position of the staff of the Securities and Exchange Commission (the "Commission") in its interpretive releases relating to matters of indemnification, including Investment Company Act Release No. 11330 (September 4, 1980) for so long as such releases remain the position of the staff of the Commission. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

         See information set forth under the caption "Investment Adviser" in the Prospectus and the Statement of Additional Information.

         KeyCorp Mutual Fund Advisers, Inc. ("Key Advisers") is the investment adviser to each fund of the Victory Portfolios. Key Advisers is a wholly owned indirect subsidiary of KeyCorp, a bank holding company which had total assets of approximately $65 billion as of September 30, 1996 and is also a wholly owned indirect subsidiary of KeyBank National Association. KeyCorp is a leading financial institution doing business in 26 states from Maine to Alaska, providing a full array of trust, commercial, and retail banking services. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, mortgage and leasing companies. As of September 30, 1996, Key Advisers and its affiliates have over $49 billion in assets under management, and provide a full range of investment management services to personal and corporate clients.

         To the knowledge of Registrant, none of the directors or officers of Key Advisers, except those set forth below, is or has been at any time during the past two calendar years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of Key Advisers also hold positions with KeyCorp or its subsidiaries.

         The principal executive officers and directors of Key Advisers are as follows:

                  W. Christopher Maxwell, Director, Chairman and Chief Executive Officer. Also Executive Vice President of KeyCorp Management Company ("KMC").

                  Kathleen A. Dennis, Director and President. Also Senior Vice President of KMC.

                  William G. Spears, Director. Also Chairman, Director and Managing Director of Spears, Benzak, Salomon and Farrell, Inc. ("SBSF"); Director and Chairman of Society and Group Executive for KeyCorp Asset Management.


                  John M. Keane, Vice President and Treasurer. Also Vice President, KMC.

                  William J. Blake, Secretary. Also Senior Vice President and Senior Managing Counsel, KMC.

                  Steven N. Bulloch, Assistant Secretary. Also Senior Vice President and Senior Counsel, KMC.

                  Charles G. Crane, Senior Vice President and Senior Management Director. Also Senior Vice President and Managing Director SBSF.

                  Dennis M. Grapo, Senior Vice President and Senior Managing Director. Also Senior Managing Director of Society.

                  Frank J. Riccardi, Senior Vice President and Senior Managing Director. Also Senior Managing Director of Society.

                  Anthony Aveni, Senior Vice President and Senior Managing Director. Also Senior Managing Director of Society.

                  Eric P. Rasmussen, Senior Vice President and Senior Managing Director. Also Director, CEO and Chairman, Applied Technology Investments, Inc.

         The business address of each of the foregoing individuals is 127 Public Square, Cleveland, Ohio 44114.

ITEM 29. PRINCIPAL UNDERWRITERS.

         (a) BISYS Fund Services Limited Partnership ("BISYS") serves as distributor and administrator for the Registrant. BISYS also distributes the securities of the American Performance Funds, the AmSouth Mutual Funds, The ARCH Fund, Inc., The BB&T Mutual Funds Group, The Coventry Group, First Choice Funds Trust, Fountain Square Funds, HSBC Family of Funds, The Highmark Group, The Infinity Mutual Funds, Inc., The Kent Funds, the MarketWatch Funds, the MMA Praxis Mutual Funds, M.S.D.&T. Funds, the Pacific Capital Funds, the Parkstone Group of Funds, The Parkstone Advantage Funds, Pegasus Funds, the Qualivest Funds, The Republic Funds, The Republic Advisors Funds Trust, The Riverfront Funds, Inc., The Sessions Group, Summit Investment Trust, The Time Horizon Funds and The Victory Portfolios, each of which is an open-end management investment company.

         (b)      Partners of BISYS, as of November 30, 1996, were as follows:

NAME AND PRINCIPAL
OFFICES WITH                        POSITIONS AND OFFICES WITH               POSITIONS AND
BUSINESS ADDRESS                    BISYS FUND SERVICES                         REGISTRANT
----------------                    -------------------                         ----------
BISYS Fund Services, Inc.              Sole General Partner                        None
3435 Stelzer Road
Columbus, OH 43219

WC Subsidiary Corporation              Sole Limited Partner                        None
150 Clove Road
Little Falls, N.J. 07424

The BISYS Group, Inc.                  Sole Shareholder                            None
150 Clove Road
Little Falls, N.J. 07424

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

         All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of:

         (1)      Key Mutual Funds, 127 Public Square, Cleveland, Ohio 44114;

         (2) BFDS, Two Heritage Drive, Quincy, MA 02071 (records relating to its functions as dividend disbursing agent and servicing agent);

         (3) BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as Administrator, Distributor and Fund Accountant);

         (4) Key Trust Company of Ohio, N.A., 127 Public Square, Cleveland, Ohio, 44114 (records relating to its functions as Custodian); and

         (5) KeyCorp Mutual Fund Advisers, Inc., 127 Public Square, Cleveland, Ohio 44114-1306 (records relating to its functions as Investment Adviser).

ITEM 31. MANAGEMENT SERVICES.

         Other than as set forth under the captions "Investment Adviser" and "Administrator" in Parts A and B of the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS.

         (a) Not applicable.

         (b) Registrant undertakes to file a post-effective amendment with respect to the Key International Index Fund, KeyChoice Growth Fund, KeyChoice Moderate Growth Fund, and KeyChoice Income Growth Fund, using financial statements which need not be certified, within four to six months of the date of commencement of operations of the Registration Statements for such Funds under the Securities Act of 1933.

         (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, when such annual report is issued, containing information called for by Item 5A of Form N-1A, upon request and without charge.

         (d) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Columbus, and State of Ohio, on the 17th day of December, 1996.

                                           SBSF FUNDS, INC.

                                           By             *
                                              -------------------------
                                              Leigh A. Wilson
                                              President

                                           By /s/ Scott A. Englehart
                                              Scott A. Englehart
                                              * Attorney-in-Fact

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registrant's Registration Statement has been signed below by the following individuals in the capacities indicated on the date indicated.

SIGNATURE                                   TITLE                             DATE
---------                                   -----                             ----
         *                         President and Director
----------------------------     (Principal Executive Officer)         December 17, 1996
Leigh A. Wilson

         *
----------------------------
Eugene J. McDonald                          Director                   December 17, 1996

         *
----------------------------
Frank A. Weil                  Non-Executive Chairman and
                                            Director                   December 17, 1996

         *
----------------------------
Edward P. Campbell                          Director                   December 17, 1996

         *
----------------------------
Kevin L. Martin                Treasurer (Principal Financial
                                        Officer and Principal
                                        Accounting Officer)            December 17, 1996

/s/ Scott A. Englehart
Scott A. Englehart
*Attorney-in-Fact

                                INDEX TO EXHIBITS

         EXHIBIT NO.                          DESCRIPTION OF EXHIBIT
         -----------                          ----------------------

         EX-99.B10                          Opinion of Counsel
         EX-99.B11                          Consent of Independent Accountants
         EX-99.B16                          Computation of performance quotations
         EX-99.B17                          Financial Data Schedules